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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2012 through June 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                Pioneer Bond Fund

--------------------------------------------------------------------------------
                Annual Report | June 30, 2013
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A    PIOBX
                Class B    PBOBX
                Class C    PCYBX
                Class K    PBFKX*
                Class R    PBFRX
                Class Y    PICYX
                Class Z    PIBZX

                * Class K shares were first publicly offered on December
                  20, 2012.

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          74

Notes to Financial Statements                                                 85

Report of Independent Registered Public Accounting Firm                       96

Trustees, Officers and Service Providers                                      98

                                   Pioneer Bond Fund | Annual Report | 6/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*    Dividends are not guaranteed.

2 Pioneer Bond Fund | Annual Report | 6/30/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                   Pioneer Bond Fund | Annual Report | 6/30/13 3

Portfolio Management Discussion | 6/30/13

The bond market, after enjoying strong performance during most of 2012, faced new challenges in the first half of 2013 due to a variety of concerns that led to declines in prices of Treasuries and other government securities. In that changing environment, credit-sensitive securities positively affected by the business cycle outperformed other sectors of the bond market, amid evidence of a sustained domestic economic recovery. In the following interview, Kenneth J. Taubes reviews the market environment and the factors that affected the performance of Pioneer Bond Fund during the 12 months ended June 30, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12 months ended June 30, 2013?

A Pioneer Bond Fund's Class A shares returned 3.21% at net asset value during the 12 months ended June 30, 2013, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned -0.69%. During the same period, the average return of the 85 mutual funds in Lipper's Corporate Debt, A-rated category was 0.44%.

Q How would you describe the investment environment for fixed-income investors during the 12 months ended June 30, 2013?

A The fiscal year began in the summer of 2012 amid growing confidence that the domestic economy would continue to grow and that interest rates-- especially short-term rates--were likely to remain low, thus encouraging further economic expansion. Earlier market fears that the economy might fall back into recession appeared to abate. As the period progressed, economic growth continued, although the improvements tended to occur more slowly than most observers hoped. While the economic rebound in the U.S. technically had started in late 2009, more general optimism that the recovery could sustain itself only started to take hold for many investors in late 2012 and early 2013.

     In that environment, credit-sensitive securities outperformed higher-quality investments, with high-yield corporate bonds continuing to post positive returns. Corporate securities issued by companies in certain interest-rate-sensitive industries--notably in the housing and automotive sectors-- benefited from an environment of low interest rates and an improving job market, which encouraged homebuyers and consumers in general. Despite the improving domestic economy, other factors did weigh on the market and affect bond prices during the 12-month period. The other factors included

4 Pioneer Bond Fund | Annual Report | 6/30/13 concerns about possible "contagion" effects of the continued sovereign-debt problems in the euro zone as well as the recession in Europe, and evidence of slowing growth trends in China and the effect that country's economic issues would have on other emerging economies. Moreover, extraordinarily low bond yields encouraged investors to consider purchasing other asset classes during the six-month period, notably equities.

     During a period in which uncertainties seemed to grow about economic issues in many foreign markets, the steady, if slow, growth of the U.S. economy led to increased confidence in the value of the U.S. dollar, which tended to appreciate in value relative to many other currencies.

     During the 12-month period, high-yield corporate bonds, in particular, delivered healthy results--especially over the first half of 2013, as only convertible bonds and bank loans outperformed high-yield corporates between January and June, 2013. A variety of concerns undermined the performance of Treasuries and other government securities during the 12-month period, as longer-term interest rates began to rise. Even investment-grade corporate bonds began struggling when longer-term rates moved higher--moves often fueled by speculation that the Federal Reserve Board (the Fed), given the steadily improving domestic economy, might consider tapering the pace of its accommodative monetary policies that had helped to keep interest rates low. Such speculation picked up in May of 2013 when Fed Chairman Ben Bernanke said that the central bank's quantitative easing program of buying Treasuries and other government securities might begin to be cut back as early as the end of 2013, depending on economic data trends. The Fed also continued to indicate, however, that short-term interest rates, as influenced by the federal funds rate, were likely to remain at record low levels for the foreseeable future.

     Bond prices tend to decline as yields rise, and so during the 12 months ended June 30, 2013, the yields on five-year Treasuries rose from 0.72% to 1.40%, while the yields of 10-year and 30-year Treasuries climbed from 1.65% to 2.49% and 2.75% to 3.50%, respectively.

Q Could you discuss the factors that contributed to the Fund's outperformance relative to its benchmark during the 12 months ended June 30, 2013?

A Although the Fund's performance was somewhat muted during the 12-month period, its performance was notably better than that of the overall market, primarily due to good asset allocation results. Throughout the 12-month period, the Fund's assets were focused on credit-sensitive securities. As market attitudes about the sustainability of the economic recovery grew stronger, investments affected by the credit-worthiness of corporations tended to hold up much better than government securities, which are more affected by moves in interest rates.

                                   Pioneer Bond Fund | Annual Report | 6/30/13 5

     During the period, the Fund had substantially overweight positions in both high-yield and investment-grade corporates relative to the Barclays Index, and both of those asset classes outperformed. Performance also was helped by the Fund's out-of-benchmark exposures to other corporate-related securities, including commercial mortgages, bank loans and event-linked ("catastrophe") bonds issued by insurance companies. Both bank loans and catastrophe bonds feature floating-rate yields, which typically increase along with interest rates. That factor gives the two asset classes added price protection during times of rising interest rates.

     In addition to good asset allocation results, duration positioning gave further support to benchmark-relative performance. We maintained a shorter-than-benchmark duration in the Fund's portfolio during the period, as we focused on securities with shorter maturities, which are less sensitive to interest-rate changes than securities with longer maturities. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

     At the end of the fiscal year, on June 30, 2013, the top asset allocations in the Fund's portfolio were to domestic corporate bonds (roughly 25%); government securities and collateralized mortgage obligations (a combined 40% between the two asset classes); and international corporate bonds (roughly 10%). Rounding out the top five was a roughly 8.5% portfolio allocation to asset-backed securities.

Q What were some of the individual investments that had the largest effect on the Fund's performance during the 12 months ended June 30, 2013?

A The Fund had generally strong security selection results among corporate bond holdings, with solid performance coming from bond positions in investment bank Goldman Sachs as well as bonds issued by Springfield Finance and insurers MetLife, Allstate and Hanover Group. In addition, the Fund's holdings of the convertible securities of WellPoint, a health care company that operates benefit programs, including Blue Cross and Blue Shield programs, throughout the country, fared well.

     Disappointing investments in the portfolio during the period included a non-agency mortgage security issued by Countrywide and two mortgage securities backed by a multi-family-project, which underperformed as the loans were refinanced earlier than projected.

6 Pioneer Bond Fund | Annual Report | 6/30/13

Q    What is your investment outlook?

A As we start a new fiscal year for the Fund, interest rates already have started rising. Such developments tend to erode the prices of government debt and other higher-rated securities. Nevertheless, we should not lose sight of the fact that rates are climbing because investors believe the economy is strengthening. That view is supported by a variety of economic indicators, including increases in private payrolls, housing sales, new car purchases and general consumer spending. Moreover we think that as time passes, the economic-slowing effects of higher tax rates implemented at the start of 2013 and government spending cutbacks made during the year will start to recede, and so it is possible that the economic recovery will pick up more steam.

     Given that view, we believe it continues to make sense for us to focus the Fund's investments on corporate debt, even if interest rates do increase further. Corporations with healthy financial balance sheets should do well as the economy continues to strengthen, and default rates on corporate bonds are likely to remain low in a recovering economy. We also believe we should maintain a lower-than-benchmark duration to protect the Fund against the effects of rising Treasury yields.

     We think the Fund is well positioned for an environment of persistent economic growth as we head into the second half of 2013.

                                   Pioneer Bond Fund | Annual Report | 6/30/13 7

Please refer to the Schedule of Investments on pages 20-73 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Bond Fund | Annual Report | 6/30/13

Portfolio Summary | 6/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      25.8%
Collateralized Mortgage Obligations                                       19.9%
U.S. Government Securities                                                19.7%
International Corporate Bonds                                             10.0%
Asset Backed Securities                                                    8.6%
Municipal Bonds                                                            7.0%
Senior Secured Loans                                                       5.4%
U.S. Preferred Stocks                                                      1.7%
Convertible Corporate Bonds                                                0.8%
Warrants                                                                   0.6%
Convertible Preferred Stocks                                               0.4%
International Preferred Stocks                                             0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       30.0%
AA                                                                         9.6%
A                                                                         15.5%
BBB                                                                       28.5%
BB                                                                         8.5%
B                                                                          3.8%
CCC                                                                        0.7%
Not Rated                                                                  2.0%
Cash Equivalent                                                            1.4%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Fannie Mae, 3.0%, 8/1/42                                              1.47%
--------------------------------------------------------------------------------
 2.  Fannie Mae, 4.5%, 1/1/42                                              1.04
--------------------------------------------------------------------------------
 3.  U.S. Treasury Bonds, 4.5%, 8/15/39                                    0.68
--------------------------------------------------------------------------------
 4.  U.S. Treasury Bonds, 4.5%, 5/15/38                                    0.63
--------------------------------------------------------------------------------
 5.  U.S. Treasury Bonds, 4.5%, 2/15/36                                    0.63
--------------------------------------------------------------------------------
 6.  U.S. Treasury Notes, 0.25%, 9/15/15                                   0.63
--------------------------------------------------------------------------------
 7.  U.S. Treasury Notes, 2.75%, 2/15/19                                   0.59
--------------------------------------------------------------------------------
 8.  Goldman Sachs Capital II, Floating Rate Note, 6/1/43                  0.55
--------------------------------------------------------------------------------
 9.  U.S. Treasury Bonds, 4.25%, 5/15/39                                   0.55
--------------------------------------------------------------------------------
10.  U.S. Treasury Notes, 0.25%, 2/28/15                                   0.55
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                                   Pioneer Bond Fund | Annual Report | 6/30/13 9

Prices and Distributions | 6/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                 6/30/13                   6/30/12
--------------------------------------------------------------------------------
              A                    $9.67                     $9.73
--------------------------------------------------------------------------------
              B                    $9.61                     $9.67
--------------------------------------------------------------------------------
              C                    $9.57                     $9.63
--------------------------------------------------------------------------------
              R                    $9.76                     $9.82
--------------------------------------------------------------------------------
              Y                    $9.58                     $9.65
--------------------------------------------------------------------------------
              Z                    $9.70                     $9.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                 6/30/13                   12/20/12
--------------------------------------------------------------------------------
              K*                   $9.67                     $9.94
--------------------------------------------------------------------------------

Distributions per Share: 7/1/12-6/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment      Short-Term       Long-Term
        Class            Income         Capital Gains    Capital Gains
--------------------------------------------------------------------------------
          A             $0.3749             $   --          $   --
--------------------------------------------------------------------------------
          B             $0.2712             $   --          $   --
--------------------------------------------------------------------------------
          C             $0.2878             $   --          $   --
--------------------------------------------------------------------------------
          K*            $0.2118             $   --          $   --
--------------------------------------------------------------------------------
          R             $0.3379             $   --          $   --
--------------------------------------------------------------------------------
          Y             $0.3945             $   --          $   --
--------------------------------------------------------------------------------
          Z             $0.3952             $   --          $   --
--------------------------------------------------------------------------------

*  Class K shares were first publicly offered on December 20, 2012.

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

10 Pioneer Bond Fund | Annual Report | 6/30/13

Performance Update | 6/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   Net Asset      Public Offering
Period             Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
10 Years           5.41%           4.93%
5 Years            6.63            5.65
1 Year             3.21           -1.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   1.03%          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $  9,550              $ 10,000
6/30/2004          $  9,838              $ 10,032
6/30/2005          $ 10,591              $ 10,714
6/30/2006          $ 10,459              $ 10,628
6/30/2007          $ 11,014              $ 11,279
6/30/2008          $ 11,745              $ 12,082
6/30/2009          $ 12,056              $ 12,813
6/30/2010          $ 13,829              $ 14,029
6/30/2011          $ 14,808              $ 14,577
6/30/2012          $ 15,683              $ 15,666
6/30/2013          $ 16,186              $ 15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 11

Performance Update | 6/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           4.39%           4.39%
5 Years            5.53            5.53
1 Year             2.15           -1.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   2.02%          1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 10,000              $ 10,000
6/30/2004          $ 10,204              $ 10,032
6/30/2005          $ 10,889              $ 10,714
6/30/2006          $ 10,656              $ 10,628
6/30/2007          $ 11,110              $ 11,279
6/30/2008          $ 11,743              $ 12,082
6/30/2009          $ 11,934              $ 12,813
6/30/2010          $ 13,541              $ 14,029
6/30/2011          $ 14,351              $ 14,577
6/30/2012          $ 15,043              $ 15,666
6/30/2013          $ 15,366              $ 15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Annual Report | 6/30/13

Performance Update | 6/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           4.49%          4.49%
5 Years            5.67           5.67
1 Year             2.33           2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 10,000              $ 10,000
6/30/2004          $ 10,211              $ 10,032
6/30/2005          $ 10,893              $ 10,714
6/30/2006          $ 10,666              $ 10,628
6/30/2007          $ 11,135              $ 11,279
6/30/2008          $ 11,780              $ 12,082
6/30/2009          $ 11,971              $ 12,813
6/30/2010          $ 13,602              $ 14,029
6/30/2011          $ 14,427              $ 14,577
6/30/2012          $ 15,165              $ 15,666
6/30/2013          $ 15,519              $ 15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 13

Performance Update | 6/30/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           5.43%          5.43%
5 Years            6.66           6.66
1 Year             3.38           3.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 10,000              $ 10,000
6/30/2004          $ 10,298              $ 10,032
6/30/2005          $ 11,086              $ 10,714
6/30/2006          $ 10,948              $ 10,628
6/30/2007          $ 11,529              $ 11,279
6/30/2008          $ 12,294              $ 12,082
6/30/2009          $ 12,620              $ 12,813
6/30/2010          $ 14,476              $ 14,029
6/30/2011          $ 15,501              $ 14,577
6/30/2012          $ 16,417              $ 15,666
6/30/2013          $ 16,972              $ 15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Annual Report | 6/30/13

Performance Update | 6/30/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           5.11%          5.11%
5 Years            6.23           6.23
1 Year             2.80           2.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   1.35%          1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 10,000              $10,000
6/30/2004          $ 10,320              $10,032
6/30/2005          $ 11,070              $10,714
6/30/2006          $ 10,911              $10,628
6/30/2007          $ 11,462              $11,279
6/30/2008          $ 12,167              $12,082
6/30/2009          $ 12,453              $12,813
6/30/2010          $ 14,218              $14,029
6/30/2011          $ 15,167              $14,577
6/30/2012          $ 16,013              $15,666
6/30/2013          $ 16,461              $15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 15

Performance Update | 6/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           5.75%          5.75%
5 Years            6.89           6.89
1 Year             3.34           3.34
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 5,000,000           $ 5,000,000
6/30/2004          $ 5,173,826           $ 5,015,997
6/30/2005          $ 5,591,226           $ 5,357,162
6/30/2006          $ 5,547,839           $ 5,314,014
6/30/2007          $ 5,861,446           $ 5,639,267
6/30/2008          $ 6,266,692           $ 6,040,960
6/30/2009          $ 6,451,556           $ 6,406,251
6/30/2010          $ 7,423,127           $ 7,014,736
6/30/2011          $ 7,961,349           $ 7,288,411
6/30/2012          $ 8,460,742           $ 7,833,124
6/30/2013          $ 8,743,040           $ 7,779,255

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Annual Report | 6/30/13

Performance Update | 6/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays
Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                   If             If
Period             Held           Redeemed
--------------------------------------------------------------------------------
10 Years           5.60%          5.60%
5 Years            6.93           6.93
1 Year             3.41           3.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                   Gross          Net
--------------------------------------------------------------------------------
                   0.83%          0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Bond Fund     Barclays Aggregate Bond Index
6/30/2003          $ 10,000              $ 10,000
6/30/2004          $ 10,298              $ 10,032
6/30/2005          $ 11,086              $ 10,714
6/30/2006          $ 10,948              $ 10,628
6/30/2007          $ 11,529              $ 11,279
6/30/2008          $ 12,336              $ 12,082
6/30/2009          $ 12,758              $ 12,813
6/30/2010          $ 14,631              $ 14,029
6/30/2011          $ 15,699              $ 14,577
6/30/2012          $ 16,676              $ 15,666
6/30/2013          $ 17,245              $ 15,559

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2013 through June 30, 2013.

---------------------------------------------------------------------------------------------------
Share Class                  A          B          C          K         R          Y          Z
---------------------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 1/1/13
---------------------------------------------------------------------------------------------------
Ending Account          $1,032.10  $1,021.50  $1,023.30  $  994.90  $1,028.00  $1,033.40  $1,034.10
Value (after expenses)
on 6/30/13
---------------------------------------------------------------------------------------------------
Expenses Paid           $    4.19  $    9.36  $    8.47  $    2.82  $    6.17  $    3.26  $    3.21
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.72%, 0.57%, 1.25%, 0.66%, and 0.65% for Class A, Class B, Class C,
     Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Fund's actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so,compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs,such as sales charges (loads) that are charged at the time of the transaction.Therefore,the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.In addition,if these transaction costs were included,your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013 through June 30, 2013.

---------------------------------------------------------------------------------------------------
Share Class                 A          B          C          K         R          Y         Z
---------------------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 1/1/13
---------------------------------------------------------------------------------------------------
Ending Account          $1,020.58  $1,015.37  $1,016.27  $1,021.97  $1,018.60  $1,021.52  $1,021.57
Value (after expenses)
on 6/30/13
---------------------------------------------------------------------------------------------------
Expenses Paid           $    4.26  $    9.49  $    8.60  $    2.86  $    6.26  $    3.31  $    3.26
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.90%, 1.72%, 0.57%, 1.25%, 0.66%, and 0.65% for Class A, Class B, Class C,
     Class K, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/13 19

Schedule of Investments | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE
                                                 BONDS -- 0.8%
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.5%
                                                 Health Care Services -- 0.1%
          766,000                        B+/B2   Omnicare, Inc., 3.25%, 12/15/35                  $           788,980
---------------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.4%
        5,725,000                        A-/NR   WellPoint, Inc., 2.75%,
                                                 10/15/42 (144A)                                  $         7,127,625
                                                                                                  -------------------
                                                 Total Health Care Equipment
                                                 & Services                                       $         7,916,605
---------------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.3%
                                                 Semiconductors -- 0.3%
        4,725,000                        A-/NR   Intel Corp., 2.95%, 12/15/35                     $         5,141,391
                                                                                                  -------------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                          $         5,141,391
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                                 (Cost $11,188,780)                               $        13,057,996
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 2.0%
                                                 BANKS -- 0.8%
                                                 Diversified Banks -- 0.5%
           64,000           6.50       A-/Baa1   US Bancorp, Floating Rate
                                                 Note (Perpetual)                                 $         1,798,400
          235,000           6.00       A-/Baa1   US Bancorp, Floating Rate
                                                 Note (Perpetual)                                           6,441,350
                                                                                                  -------------------
                                                                                                  $         8,239,750
---------------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.3%
           85,000                     BBB/Baa2   BB&T Corp., 5.625% (Perpetual)                   $         2,048,500
           28,000           6.25         A-/NR   CoBank ACB, Floating Rate
                                                 Note (Perpetual) (144A)                                    2,890,126
                                                                                                  -------------------
                                                                                                  $         4,938,626
                                                                                                  -------------------
                                                 Total Banks                                      $        13,178,376
---------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.2%
                                                 Other Diversified Financial
                                                 Services -- 0.2%
          116,000           7.88        BB/Ba2   Citigroup Capital XIII, Floating
                                                 Rate Note, 10/30/40                              $         3,230,600
                                                                                                  -------------------
                                                 Total Diversified Financials                     $         3,230,600
---------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.6%
                                                 Life & Health Insurance -- 0.2%
          153,800           7.38        BB+/WR   Delphi Financial Group, Inc., Floating
                                                 Rate Note, 5/15/37                               $         3,772,914
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
                    Rate (b)      Ratings
Shares              (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.3%
           50,000           5.95      BBB-/Ba1   Aspen Insurance Holdings, Ltd.,
                                                 Floating Rate Note (Perpetual)                   $         1,275,000
          147,475           5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                                 Note, 1/15/53                                              3,773,885
                                                                                                  -------------------
                                                                                                  $         5,048,885
---------------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 0.2%
        1,250,000           0.00         NR/NR   Altair Re, Floating Rate Note,
                                                 4/30/16                                          $         1,279,375
          950,000                        NR/NR   Pangaea Re, 0.0%, 10/1/15 (d)                                962,160
                                                                                                  -------------------
                                                                                                  $         2,241,535
                                                                                                  -------------------
                                                 Total Insurance                                  $        11,063,334
---------------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.3%
                                                 Electric Utilities -- 0.3%
          164,000                      BB+/Ba1   PPL Capital Funding, Inc.,
                                                 5.9%, 4/30/73                                    $         3,949,120
                                                                                                  -------------------
                                                 Total Utilities                                  $         3,949,120
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $30,757,962)                               $        31,421,430
---------------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE PREFERRED
                                                 STOCKS -- 0.4%
                                                 BANKS -- 0.4%
                                                 Diversified Banks -- 0.4%
            5,610                     BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)              $         6,698,340
                                                                                                  -------------------
                                                 Total Banks                                      $         6,698,340
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE
                                                 PREFERRED STOCKS
                                                 (Cost $5,839,986)                                $         6,698,340
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED
                                                 SECURITIES -- 8.5%
                                                 MATERIALS -- 2.1%
                                                 Diversified Metals & Mining -- 0.1%
          881,218                        NR/A1   BCMSC Trust 1998-A, 6.65%,
                                                 4/15/28                                          $           907,940
          366,749                    BBB+/Baa1   Lehman ABS Manufactured
                                                 Housing Contract Trust 2001-B,
                                                 5.873%, 4/15/40                                              397,892
                                                                                                  -------------------
                                                                                                  $         1,305,832
---------------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.3%
        1,293,093           6.50       BBB+/A2   ACE Securities Corp. Manufactured
                                                 Housing Trust Series 2003-MH1,
                                                 Floating Rate Note, 8/15/30 (144A)               $         1,346,815

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 21

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Precious Metals &
                                                 Minerals -- (continued)
          786,230           6.50      BB+/Baa2   ACE Securities Corp. Manufactured
                                                 Housing Trust Series 2003-MH1,
                                                 Floating Rate Note, 8/15/30 (144A)               $           788,177
          700,000                       NR/B1    Credit-Based Asset Servicing and
                                                 Securitization LLC, 5.637%,
                                                 10/25/36 (Step) (144A)                                       674,852
          892,456           0.89      AA+/Baa3   Credit-Based Asset Servicing and
                                                 Securitization LLC, Floating Rate
                                                 Note, 5/25/50 (144A)                                         878,225
          808,952                         A/NR   Mid-State Capital Trust 2010-1,
                                                 5.25%, 12/15/45 (144A)                                       841,061
                                                                                                  -------------------
                                                                                                  $         4,529,130
---------------------------------------------------------------------------------------------------------------------
                                                 Steel -- 1.7%
          413,037           1.27        AAA/A1   Accredited Mortgage Loan Trust 2004-3,
                                                 Floating Rate Note, 10/25/34                     $           387,888
        1,961,218           0.46      BB+/Baa3   Aegis Asset Backed Securities Trust
                                                 2005-5, Floating Rate Note, 12/25/35                       1,811,048
           33,105           0.85        AA+/A3   Asset Backed Securities Corp. Home
                                                 Equity, Floating Rate Note, 4/25/35                           33,063
        1,462,628                      AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                                 Trust 2006-A, 5.865%, 2/28/41 (Step)                       1,563,681
        1,486,142           0.65        AA/Aa2   Bayview Financial Mortgage Pass-Through
                                                 Trust Series 2005-B, Floating Rate
                                                 Note, 4/28/39                                              1,450,423
        2,657,981           0.69        A+/Ba3   Bear Stearns Asset Backed Securities I
                                                 Trust 2005-FR1, Floating Rate Note,
                                                 6/25/35                                                    2,579,895
        1,325,796           0.69        AA+/NR   Bear Stearns Asset Backed Securities I
                                                 Trust 2005-HE8, Floating Rate Note,
                                                 8/25/35                                                    1,320,738
          500,000           0.60      BBB+/Ba2   Bear Stearns Asset Backed Securities I
                                                 Trust 2006-EC1, Floating Rate Note,
                                                 12/25/35                                                     470,444
          389,984           0.46        AA+/A1   Citigroup Mortgage Loan Trust 2006-HE1,
                                                 Floating Rate Note, 1/25/36                                  384,064
        3,743,197           0.59       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                                 Note, 9/25/35                                              3,635,820
        1,684,660           0.44         B+/B3   GSAA Home Equity Trust 2005-11,
                                                 Floating Rate Note, 10/25/35                               1,670,273
          729,839           0.60       AAA/Aaa   Home Equity Asset Trust 2005-5,
                                                 Floating Rate Note, 11/25/35                                 724,911
          531,906           0.57       A+/Baa2   Home Equity Asset Trust 2005-7,
                                                 Floating Rate Note, 1/25/36                                  508,170
          744,428           0.38       AA+/Aa1   HSBC Home Equity Loan Trust USA
                                                 2007-2, Floating Rate Note, 7/20/36                          721,950

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Steel -- (continued)
        1,907,917           1.39        A+/Aa2   HSBC Home Equity Loan Trust USA
                                                 2007-3, Floating Rate Note, 11/20/36             $         1,903,873
        1,193,178                      NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                                 5.32%, 6/25/35 (Step)                                      1,159,633
          625,801           0.89          A/A2   Irwin Whole Loan Home Equity Trust
                                                 2005-C, Floating Rate Note, 3/25/25                          566,895
          313,037           0.25        CCC/Ca   Morgan Stanley ABS Capital I Inc Trust
                                                 2007-HE3, Floating Rate Note,
                                                 12/25/36                                                     154,192
          519,350           0.34       B-/Caa2   Nationstar Home Equity Loan Trust
                                                 2007-A, Floating Rate Note, 3/25/37                          482,556
          908,073           0.54       AAA/Aaa   New Century Home Equity Loan Trust
                                                 Series 2005-1, Floating Rate Note,
                                                 3/25/35                                                      880,804
          952,679           0.45        NR/Aaa   New Century Home Equity Loan Trust
                                                 Series 2005-2, Floating Rate Note,
                                                 6/25/35                                                      949,828
          774,418           0.45       AA+/Aa3    Option One Mortgage Loan Trust
                                                 2005-4 Asset-Backed Certificates
                                                 Series 2005-4, Floating Rate Note,
                                                 11/25/35                                                     759,430
           18,327           0.31        A+/Aa3   Option One Mortgage Loan Trust
                                                 2007-HL1, Floating Rate Note,
                                                 2/25/38                                                       18,301
          783,776           0.63        AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                                 Rate Note, 8/25/35                                           764,661
        2,951,705                       AA-/A2   Terwin Mortgage Trust Series TMTS
                                                 2005-16HE, 4.606%, 9/25/36 (Step)                          3,109,887
                                                                                                  -------------------
                                                                                                  $        28,012,428
                                                                                                  -------------------
                                                 Total Materials                                  $        33,847,390
---------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Railroads -- 0.1%
        1,714,844                         A/NR   Trinity Rail Leasing LP, 2.266%,
                                                 1/15/43 (144A)                                   $         1,736,010
                                                                                                  -------------------
                                                 Total Transportation                             $         1,736,010
---------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.3%
                                                 Automobile Manufacturers -- 0.3%
          650,000                      AA-/Aa2   AmeriCredit Automobile Receivables
                                                 Trust 2010-4, 4.2%, 11/8/16                      $           675,082
          800,000                        A+/NR   AmeriCredit Automobile Receivables
                                                 Trust 2013-1, 1.57%, 1/8/19                                  778,590
          500,000                       NR/Aa3   AmeriCredit Automobile Receivables
                                                 Trust, 4.04%, 7/10/17                                        521,772
          656,452                        A+/NR   Santander Drive Auto Receivables
                                                 Trust 2011-S2, 3.35%, 6/15/17 (144A)                         659,734

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 23

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Automobile
                                                 Manufacturers -- (continued)
        1,450,000                         A/A1   Santander Drive Auto Receivables
                                                 Trust 2012-1, 3.78%, 11/15/17                    $         1,505,204
          850,000                         A/A1   Santander Drive Auto Receivables
                                                 Trust 2012-5, 2.7%, 8/15/18                                  855,350
                                                                                                  -------------------
                                                                                                  $         4,995,732
                                                                                                  -------------------
                                                 Total Automobiles & Components                   $         4,995,732
 ---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.1%
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.1%
        1,366,658                       BBB/NR   Icon Brands Holdings LLC 2012-1,
                                                 4.229%, 1/25/43 (144A)                           $         1,345,072
                                                                                                  -------------------
                                                 Total Consumer Durables & Apparel                $         1,345,072
---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.2%
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.2%
        1,676,315                         A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                                 1/20/25 (144A)                                   $         1,697,269
        1,687,226                        NR/NR   Westgate Resorts 2012-A LLC, 2.25%,
                                                 8/20/25 (144A)                                             1,689,863
          443,722                         A/NR   Westgate Resorts LLC, 2.5%,
                                                 3/20/25 (144A)                                               446,634
                                                                                                  -------------------
                                                                                                  $         3,833,766
                                                                                                  -------------------
                                                 Total Consumer Services                          $         3,833,766
---------------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.2%
                                                 Food Retail -- 0.2%
        2,988,750                      BBB-/NR   CKE Restaurant Holdings, Inc., 4.474%,
                                                 3/20/43 (144A)                                   $         2,986,664
                                                                                                  -------------------
                                                 Total Food & Staples Retailing                   $         2,986,664
---------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 3.6%
                                                 Diversified Banks -- 0.0%+
          334,315           0.28        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                                 Securities 2007-2 Trust, Floating
                                                 Rate Note, 4/25/37                               $           332,164
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 3.6%
          691,243           0.37        BB+/B3   ACE Securities Corp. Home Equity
                                                 Loan Trust Series 2006-ASAP2,
                                                 Floating Rate Note, 3/25/36                      $           665,679
        2,261,208           3.47         NR/NR   Bayview Opportunity Master Fund IIa
                                                 Trust 2012-4NPL, Floating Rate
                                                 Note, 7/28/32 (144A)                                       2,287,552

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          278,162                         A/NR   Beacon Container Finance LLC, 3.72%,
                                                 9/20/27 (144A)                                   $           277,353
          169,453                        AA/NR   CarNow Auto Receivables Trust 2012-1,
                                                 2.09%, 1/15/15 (144A)                                        169,606
          310,276           0.93         AA/A3   Carrington Mortgage Loan Trust Series
                                                 2005-NC1, Floating Rate Note,
                                                 2/25/35                                                      304,347
          183,361           0.59      AA+/Baa1   Carrington Mortgage Loan Trust Series
                                                 2005-NC4, Floating Rate Note,
                                                 9/25/35                                                      179,840
        2,357,966                       BB-/B1   Citicorp Residential Mortgage Trust
                                                 Series 2006-1, 5.939%, 7/25/36
                                                 (Step)                                                     2,351,854
          380,793                        B+/B2   Citicorp Residential Mortgage Trust
                                                 Series 2006-2, 5.775%, 9/25/36
                                                 (Step)                                                       387,306
        2,558,223                        B-/B1   Citicorp Residential Mortgage Trust
                                                 Series 2006-3, 5.703%, 11/25/36
                                                 (Step)                                                     2,552,234
        1,620,417                        B-/B2   Citicorp Residential Mortgage Trust
                                                 Series 2007-1, 5.892%, 3/25/37
                                                 (Step)                                                     1,594,424
           77,449           0.60        AAA/A3   Citigroup Mortgage Loan Trust, Inc.,
                                                 Floating Rate Note, 7/25/35                                   77,434
        1,331,451           0.89      BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 12/25/34                               1,319,347
        1,935,480           5.07       BB+/Ba3   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 2/25/36                                2,010,987
           37,725           0.30      BBB-/Ba3   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 5/25/37                                  37,650
        1,711,250                         A/NR   Cronos Containers Program, Ltd.,
                                                 3.81%, 9/18/27 (144A)                                      1,708,897
          448,366                     BBB/Baa2   Drug Royalty II LP 1 2012-1, 4.474%,
                                                 1/15/25 (144A)                                               450,069
          269,019           4.28      BBB/Baa2   Drug Royalty II LP 1 2012-1, Floating
                                                 Rate Note, 1/15/25 (144A)                                   273,055
          208,372           1.19       BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                                 Floating Rate Note, 5/26/37 (144A)                          208,311
          139,609           0.99       BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                                 Floating Rate Note, 5/27/37 (144A)                          138,373
          206,391           0.73        AAA/NR   First Franklin Mortgage Loan Trust
                                                 2004-FF10, Floating Rate Note,
                                                 9/25/34                                                     205,544
          985,679                       AAA/NR   First Investors Auto Owner Trust 2012-2,
                                                 1.47%, 5/15/18 (144A)                                       991,153

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 25

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
        1,200,000                         A/NR   First Investors Auto Owner Trust
                                                 2013-1, 2.02%, 1/15/19 (144A)                    $         1,166,035
          732,215           0.65        AA+/A3   Fremont Home Loan Trust 2005-2,
                                                 Floating Rate Note, 6/25/35                                  728,697
        2,600,000                         A/NR   FRS I LLC, 3.08%, 4/15/43 (144A)                           2,545,122
          299,360           0.84        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                                 Rate Note, 3/25/35                                           297,309
           17,583           0.57        A+/Aa1   GSAMP Trust 2005-WMC1, Floating
                                                 Rate Note, 9/25/35                                            17,578
        1,821,726           1.54     BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                                 Floating Rate Note, 6/25/33                                1,725,408
        1,150,000                         A/NR   HLSS Servicer Advance Receivables
                                                 Backed Notes, 1.644%, 1/15/44
                                                 (144A)                                                     1,148,620
        1,620,000                        AA/NR   HLSS Servicer Advance Receivables
                                                 Backed Notes, 1.744%, 1/16/46
                                                 (144A)                                                     1,602,666
          800,000                       BBB/NR   HLSS Servicer Advance Receivables
                                                 Backed Notes, 2.487%, 1/15/14
                                                 (144A)                                                       800,000
          750,000                         A/NR   HLSS Servicer Advance Receivables
                                                 Backed Notes, 3.22%, 10/15/43
                                                 (144A)                                                       752,625
          224,000                         A/NR   HLSS Servicer Advance Receivables
                                                 Backed Notes, 3.96%, 10/15/45
                                                 (144A)                                                       230,026
        3,048,000                        NR/NR   Horizon Funding Trust 2013-1, 3.0%,
                                                 5/15/18 (144A)                                             3,043,428
        1,326,000                       NR/Aaa   Leaf Receivables Funding 8 LLC,
                                                 1.55%, 11/15/17 (144A)                                     1,330,270
        2,203,000                       NR/Aa2   Leaf Receivables Funding 8 LLC,
                                                 1.92%, 9/15/20 (144A)                                      2,223,598
        2,115,028           2.44       A+/Baa1   Madison Avenue Manufactured
                                                 Housing Contract, Floating Rate
                                                 Note, 3/25/32                                              2,113,983
        1,087,000                       AAA/NR   Nationstar Mortgage Advance
                                                 Receivable Trust, 1.679%,
                                                 6/20/46 (144A)                                             1,085,836
          711,599           5.91         AA/A3   Origen Manufactured Housing
                                                 Contract Trust 2004-A, Floating
                                                 Rate Note, 1/15/35                                           760,068
          484,000           5.46       AAA/Aa3   Origen Manufactured Housing
                                                 Contract Trust 2004-B, Floating
                                                 Rate Note, 11/15/35                                          503,854

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          386,910                        NR/A2   Oxford Finance Funding Trust
                                                 2012-1, 3.9%, 3/15/17 (144A)                     $           390,295
          526,376           0.89       AAA/Aaa   PFS Financing Corp., Floating Rate
                                                 Note, 10/17/16 (144A)                                        528,814
          775,712           1.69          A/NR   PFS Financing Corp., Floating Rate
                                                 Note, 10/17/16 (144A)                                        781,870
        1,308,192           0.44         B/Baa2  RAAC Series 2006-RP2 Trust, Floating
                                                 Rate Note, 2/25/37 (144A)                                  1,250,427
          521,911           0.38         A-/A2   RAAC Series 2006-SP1 Trust, Floating
                                                 Rate Note, 9/25/45                                           510,845
          320,955           0.38         B+/B2   RAMP Series 2006-NC1 Trust, Floating
                                                 Rate Note, 1/25/36                                           311,535
          210,497                         A/NR   Santander Drive Auto Receivables Trust
                                                 2010-1, 1.89%, 5/15/17 (144A)                                211,153
        1,815,626                        AA/NR   SNAAC Auto Receivables Trust 2013-1,
                                                 1.14%, 7/16/18 (144A)                                      1,812,574
        1,400,000                         A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                                 6/15/17 (144A)                                             1,414,435
          298,863                         A/NR   STORE Master Funding LLC, 4.16%,
                                                 3/20/43 (144A)                                               294,193
        2,071,589                         A/NR   STORE Master Funding LLC, 5.77%,
                                                 8/20/42 (144A)                                             2,123,316
        1,954,658           0.39       CCC/Ba3   Structured Asset Investment Loan Trust
                                                 2006-1, Floating Rate Note, 1/25/36                        1,891,204
        3,965,775           0.41       B-/Baa3   Structured Asset Securities Corp
                                                 Mortgage Loan Trust 2006-GEL4,
                                                 Floating Rate Note, 10/25/36 (144A)                        3,808,952
          543,059                      A+/Baa2   Structured Asset Securities Corp.,
                                                 4.77%, 10/25/34 (Step)                                       554,782
          953,007                        A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                                 9/20/29 (144A)                                               946,387
                                                                                                  -------------------
                                                                                                  $        57,096,920
                                                                                                  -------------------
                                                 Total Banks                                      $        57,429,084
---------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.9%
                                                 Other Diversified Financial
                                                 Services -- 0.7%
        1,900,000                         A/A1   Capital Auto Receivables Asset Trust
                                                 2013-1, 1.74%, 10/22/18                          $         1,864,212
        1,400,000                       BBB/NR   DT Auto Owner Trust 2011-1, 4.89%,
                                                 1/17/17 (144A)                                             1,422,166
        1,000,000                        AA/NR   DT Auto Owner Trust 2012-1, 2.26%,
                                                 10/16/17 (144A)                                            1,002,911
          156,110           0.43        AA+/A1   JP Morgan Mortgage Acquisition Corp
                                                 2005-OPT2, Floating Rate Note,
                                                 12/25/35                                                     155,619

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 27

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          800,000                        AA/NR   Prestige Auto Receivables Trust 2011-1,
                                                 3.9%, 7/16/18 (144A)                             $           820,681
        1,950,741                        A+/NR   Sierra Timeshare 2012-2 Receivables
                                                 Funding LLC, 2.38%, 3/20/29 (144A)                         1,965,963
          519,137                        A+/NR   Sierra Timeshare 2012-3 Receivables
                                                 Funding LLC, 1.87%, 8/20/29 (144A)                           520,341
        2,800,000                         A/NR   Springleaf Funding Trust 2013-A,
                                                 2.58%, 9/15/21 (144A)                                      2,751,000
          971,667                        A-/NR   Textainer Marine Containers, Ltd.,
                                                 4.21%, 4/15/27 (144A)                                        984,970
                                                                                                  -------------------
                                                                                                  $        11,487,863
---------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.6%
        1,400,000           1.06       AAA/Aaa   Ally Master Owner Trust, Floating Rate
                                                 Note, 1/15/16                                    $         1,402,106
        4,881,719                    BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                                 5.216%, 1/25/42 (144A)                                     5,211,494
        1,659,000           0.63        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                                 Floating Rate Note, 10/20/17                               1,647,080
          554,333                        NR/A2   Hercules Capital Funding Trust 2012-1,
                                                 3.32%, 12/16/17 (144A)                                       556,412
          853,290                       NR/Aaa   JG Wentworth XXII LLC, 3.82%,
                                                 12/15/48 (144A)                                              892,871
                                                                                                  -------------------
                                                                                                  $         9,709,963
---------------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.5%
          428,000                       BBB/NR   American Credit Acceptance
                                                 Receivables Trust 2012-2, 4.05%,
                                                 2/15/18 (144A)                                   $           431,469
        1,684,084                        A+/NR   American Credit Acceptance
                                                 Receivables Trust, 1.64%,
                                                 11/15/16 (144A)                                            1,681,735
        1,534,090                       NR/Aa3   California Republic Auto Receivables
                                                 Trust 2012-1, 1.18%, 8/15/17
                                                 (144A)                                                     1,530,370
          800,000           1.49       AAA/Aaa   Chase Issuance Trust, Floating Rate
                                                 Note, 8/17/15                                                801,119
          908,333                         A/NR   Global SC Finance II SRL, 4.11%,
                                                 7/19/27 (144A)                                               913,108
        1,350,000                       NR/Aaa   Santander Drive Auto Receivables
                                                 Trust 2011-2, 2.66%, 1/15/16                               1,363,293
          900,000           1.03       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                                 Floating Rate Note, 4/27/26 (144A)                           898,830
                                                                                                  -------------------
                                                                                                  $         7,619,924
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.1%
        1,150,250                         A/NR   Triton Container Finance LLC, 4.21%,
                                                 5/14/27 (144A)                                   $         1,155,451
---------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.0%+
          700,000           0.64        NR/Aaa   Chesapeake Funding LLC, Floating
                                                 Rate Note, 5/7/24 (144A)                         $           698,576
          400,000           1.34        NR/Aa2   Chesapeake Funding LLC, Floating
                                                 Rate Note, 5/7/24 (144A)                                     398,486
                                                                                                  -------------------
                                                                                                  $         1,097,062
                                                                                                  -------------------
                                                 Total Diversified Financials                     $        31,070,263
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $136,025,536)                              $       137,243,981
---------------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 19.6%
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.0%+
          303,968                      NR/Baa3   S2 Hospitality LLC, 4.5%,
                                                 4/15/25 (144A)                                   $           303,611
                                                                                                  -------------------
                                                 Total Consumer Services                          $           303,611
---------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 14.3%
                                                 Thrifts & Mortgage Finance -- 14.3%
        1,750,000                        NR/NR   A10 Securitization 2013-1 LLC,
                                                 2.4%, 11/15/25 (144A)                            $         1,734,436
          782,114           0.64        CCC/NR   Alternative Loan Trust 2003-14T1,
                                                 Floating Rate Note, 8/25/18                                  736,524
        1,505,752                      BBB+/NR   Alternative Loan Trust 2003-21T1,
                                                 5.75%, 12/25/33                                            1,551,208
          752,076                       BB-/B2   Alternative Loan Trust 2003-J1,
                                                 4.75%, 10/25/33                                              767,203
        1,464,695                        B-/NR   Alternative Loan Trust 2004-14T2,
                                                 5.5%, 8/25/34                                              1,445,842
          886,436                       CCC/B2   Alternative Loan Trust 2004-28CB,
                                                 5.5%, 1/25/35                                                901,100
          661,694                     BBB+/Ba3   Alternative Loan Trust 2004-2CB,
                                                 5.125%, 3/25/34                                              667,269
          813,237                      BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                                 4.25%, 4/25/34                                               815,847
          490,774           0.46        BB+/B2   Alternative Loan Trust 2004-8CB,
                                                 Floating Rate Note, 6/25/34                                  438,039
        3,714,858           0.63        A+/Ba1   Alternative Loan Trust 2005-J4,
                                                 Floating Rate Note, 7/25/35                                3,521,529
          897,007                      A+/Baa2   Banc of America Alternative Loan
                                                 Trust 2003-2, 5.75%, 4/25/33                                 973,038

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 29

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
        1,832,941                      NR/Baa2   Banc of America Alternative Loan
                                                 Trust 2003-7, 5.5%, 9/25/33                      $         1,865,521
        1,086,594                        NR/B1   Banc of America Alternative Loan
                                                 Trust 2004-10, 5.5%, 11/25/19                              1,100,171
        1,274,600                       NR/Ba3   Banc of America Alternative Loan
                                                 Trust 2004-12, 5.5%, 1/25/20                               1,295,161
        1,406,380                        NR/B3   Banc of America Alternative Loan
                                                 Trust 2004-2, 5.5%, 3/25/19                                1,444,373
        1,853,990                       NR/Ba2   Banc of America Alternative Loan
                                                 Trust 2004-2, 6.0%, 3/25/34                                1,911,898
          983,279                        NR/B2   Banc of America Alternative Loan
                                                 Trust 2004-4, 5.25%, 5/25/34                                 999,081
        1,733,098                       NR/Ba3   Banc of America Alternative Loan
                                                 Trust 2004-6, 5.0%, 7/25/19                                1,767,624
        1,202,785                      BBB+/NR   Banc of America Funding 2003-3
                                                 Trust, 5.5%, 10/25/33                                      1,264,206
        1,557,860                       CCC/NR   Banc of America Funding 2005-8
                                                 Trust, 5.5%, 1/25/36                                       1,527,256
        1,203,574           0.32         BB-/A   Banc of America Funding 2010-R4
                                                 Trust, Floating Rate Note,
                                                 8/26/36 (144A)                                             1,175,218
          220,162           0.30        AAA/NR   Banc of America Funding 2010-R4
                                                 Trust, Floating Rate Note,
                                                 9/26/46 (144A)                                               219,596
          400,000           1.29        A-/Aaa   Banc of America Large Loan
                                                 Trust 2007-BMB1, Floating Rate
                                                 Note, 8/15/29 (144A)                                         396,347
          763,182           3.08       NR/Baa3   Banc of America Mortgage 2003-H
                                                 Trust, Floating Rate Note, 9/25/33                           758,306
        7,965,417                      NR/Caa2   Bayview Commercial Asset Trust,
                                                 3.89%, 9/25/37 (Step) (144A)(c)                              733,615
       11,785,993           4.70       NR/Caa2   Bayview Commercial Asset Trust,
                                                 Floating Rate Note, 7/25/37 (144A)(c)                        589,300
          996,701           2.98         NR/NR   Bayview Opportunity Master Fund
                                                 Trust IIB LP, Floating Rate Note,
                                                 1/28/33 (144A)                                               996,701
          354,374           2.59         NR/NR   BCAP LLC 2010-RR10 Trust, Floating
                                                 Rate Note, 12/27/34 (144A)                                   359,496
          167,649           2.89         NR/NR   BCAP LLC 2010-RR11-I Trust, Floating
                                                 Rate Note, 6/27/36 (144A)                                    167,869
        3,656,404           0.79        A+/Ba3   Bear Stearns ALT-A Trust 2004-4,
                                                 Floating Rate Note, 6/25/34                                3,381,142
        1,239,307           0.75      AA+/Baa3   Bear Stearns ALT-A Trust 2005-1,
                                                 Floating Rate Note, 1/25/35                                1,194,509
        1,342,456           2.34      AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                                 Floating Rate Note, 8/25/33                                1,304,750

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
        1,000,000           5.21       NR/Baa2   Bear Stearns Commercial Mortgage
                                                 Securities Trust 2005-PWR7, Floating
                                                 Rate Note, 2/11/41                               $         1,017,259
        2,131,070           0.89        AA+/A3   Bella Vista Mortgage Trust 2004-1,
                                                 Floating Rate Note, 11/20/34                               1,963,219
          165,768                      A+/Baa1   Chase Mortgage Finance Trust Series
                                                 2003-S11, 5.0%, 10/25/33                                     171,333
        1,036,825           4.79        A+/Ba1   CHL Mortgage Pass-Through Trust
                                                 2003-56, Floating Rate Note,
                                                 12/25/33                                                   1,030,615
        1,003,554                      NR/Baa3   CHL Mortgage Pass-Through Trust
                                                 2004-9, 5.25%, 6/25/34                                     1,017,453
        1,500,000           0.36        AA/Aaa   Citigroup Commercial Mortgage
                                                 Trust 2007-FL3A, Floating Rate Note,
                                                 4/15/22 (144A)                                             1,479,968
        2,048,663           2.36       BBB-/NR   Citigroup Mortgage Loan Trust, Inc.,
                                                 Floating Rate Note, 8/25/34                                2,043,242
        1,000,000           4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                                 Rate Note, 7/15/28 (144A)                                  1,000,821
          819,873           0.63       BBB+/A2   CNL Commercial Mortgage Loan
                                                 Trust 2003-2, Floating Rate Note,
                                                 10/25/30 (144A)                                              714,764
          645,185           0.49       AAA/Aaa   COMM 2005-FL11 Mortgage
                                                 Trust, Floating Rate Note, 11/15/17
                                                 (144A)                                                       643,572
        1,377,109           0.53       AAA/Aaa   COMM 2005-FL11 Mortgage
                                                 Trust, Floating Rate Note, 11/15/17
                                                 (144A)                                                     1,370,223
        4,212,966           0.32        AA-/A1   COMM 2006-FL12 Mortgage
                                                 Trust, Floating Rate Note, 12/15/20
                                                 (144A)                                                     4,118,229
        2,550,108           0.37         A+/A1   COMM 2007-FL14 Mortgage
                                                 Trust, Floating Rate Note, 6/15/22
                                                 (144A)                                                     2,528,919
          850,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage
                                                 Trust, 3.147%, 8/15/45                                       812,745
          450,000                       NR/Aaa   COMM 2012-CCRE2 Mortgage
                                                 Trust, 3.791%, 8/15/45                                       442,281
          915,000                      AAA/Aaa   COMM 2012-CCRE4 Mortgage
                                                 Trust, 2.436%, 10/15/22                                      870,627
        3,500,000                       NR/Aaa   COMM 2012-LC4 Mortgage
                                                 Trust, 4.063%, 12/10/44                                    3,500,304
        1,900,000                      AAA/Aaa   COMM 2013-LC6 Mortgage
                                                 Trust, 2.941%, 1/10/46                                     1,768,970
        3,954,373           2.14        AAA/NR   Commercial Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 11/17/26 (144A)                                            3,980,915

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 31

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          439,466           0.56       AA+/Aa3   DSLA Mortgage Loan Trust 2004-AR3,
                                                 Floating Rate Note, 7/19/44                      $           400,779
        1,100,000           1.29        AA-/NR   Extended Stay America Trust 2013-ESH,
                                                 Floating Rate Note, 12/5/31 (144A)                         1,092,879
          364,097           5.71       NR/Baa1   First Horizon Mortgage Pass-Through
                                                 Trust 2004-AR5, Floating Rate Note,
                                                 10/25/34                                                     359,467
          509,891           2.66        BB-/B1   First Horizon Mortgage Pass-Through
                                                 Trust 2005-AR1, Floating Rate Note,
                                                 4/25/35                                                      502,117
          103,617                       CCC/NR   First Horizon Mortgage Pass-Through
                                                 Trust 2006-1, 6.0%, 5/25/36                                  102,662
          853,626           0.36         A/Aa3   GE Business Loan Trust 2007-1,
                                                 Floating Rate Note, 4/16/35 (144A)                           791,738
          419,885                      BB/Caa3   Global Mortgage Securitization, Ltd.,
                                                 5.25%, 4/25/32                                               397,106
          800,000           5.31          A/A1   GMAC Commercial Mortgage Securities
                                                 Inc Series 2003-C3 Trust, Floating
                                                 Rate Note, 4/10/40                                           809,276
        3,375,000                       AAA/NR   GMAC Commercial Mortgage Securities
                                                 Inc Series 2004-C3 Trust, 4.864%,
                                                 12/10/41                                                   3,522,430
        1,000,000                       AA-/NR   GS Mortgage Securities Corp. II,
                                                 3.682%, 2/10/46 (144A)                                       915,877
        1,550,000           1.94         NR/A3   GS Mortgage Securities Corp. II,
                                                 Floating Rate Note, 11/8/29 (144A)                         1,533,852
        1,250,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                                 3.377%, 5/10/45                                            1,232,018
          900,000                       NR/Aaa   GS Mortgage Securities Corp. II,
                                                 5.56%, 11/10/39                                              996,747
        3,000,000           1.26       AAA/Aaa   GS Mortgage Securities Corp. II,
                                                 Floating Rate Note, 3/6/20 (144A)                          3,007,557
          700,000           2.20         AA/NR   GS Mortgage Securities Corp. II,
                                                 Floating Rate Note, 3/6/20 (144A)                            702,385
        1,651,292           2.46         A+/NR   GSR Mortgage Loan Trust 2003-9,
                                                 Floating Rate Note, 8/25/33                                1,628,572
          268,066           5.73          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                                 Floating Rate Note, 2/25/34                                  261,431
        1,714,345           2.79         A+/B1   GSR Mortgage Loan Trust 2004-7,
                                                 Floating Rate Note, 6/25/34                                1,698,634
          392,224           2.97       BBB+/NR   GSR Mortgage Loan Trust 2005-AR1,
                                                 Floating Rate Note, 1/25/35                                  380,522
        3,044,184           0.54       AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                                 Floating Rate Note, 6/25/34                                2,884,395
          772,732           0.91      BBB/Baa2   Impac CMB Trust Series 2004-5,
                                                 Floating Rate Note, 10/25/34                                 749,004

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Amount ($)          Rate (b)      Ratings
Principal           (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          536,585           0.99       BB+/Ba1   Impac CMB Trust Series 2004-6,
                                                 Floating Rate Note, 10/25/34                     $           453,759
          983,403           0.97      BBB/Baa1   Impac CMB Trust Series 2004-6,
                                                 Floating Rate Note, 10/25/34                                 935,086
        2,711,384           0.93       BBB+/A3   Impac CMB Trust Series 2004-7,
                                                 Floating Rate Note, 11/25/34                               2,577,114
          834,477           0.95         B/Ba2   Impac CMB Trust Series 2004-9,
                                                 Floating Rate Note, 1/25/35                                  756,846
        2,214,401           0.99       AAA/Aaa   Impac Secured Assets CMN Owner
                                                 Trust, Floating Rate Note, 11/25/34                        2,023,218
          875,019           0.54       AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                                 Floating Rate Note, 5/25/36                                  855,146
          612,555           0.54       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                                 Floating Rate Note, 8/25/36                                  576,556
        2,800,000           2.56          A/A2   JP Morgan Chase Commercial
                                                 Mortgage Securities Corp., Floating
                                                 Rate Note, 10/15/25 (144A)                                 2,815,212
        1,100,000           0.35        AA/Aa3   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2006-LDP9,
                                                 Floating Rate Note, 5/15/47                                1,096,212
          131,314           0.57        NR/Aa1   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2007-FL1,
                                                 Floating Rate Note, 7/15/19 (144A)                           127,802
        1,600,000                       AAA/NR   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2010-C2,
                                                 3.616%, 11/15/43 (144A)                                    1,688,821
        1,350,000                       NR/Aaa   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2011-C5,
                                                 4.171%, 8/15/46                                            1,408,977
        1,672,860           2.09       AAA/Aaa   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2011-FL1,
                                                 Floating Rate Note, 11/15/28 (144A)                        1,675,011
          900,000           3.98         AA/NR   JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2012-C8,
                                                 Floating Rate Note, 10/15/45 (144A)                          861,514
        1,500,000           1.99         A-/NR   JP Morgan Chase Commercial
                                                 Mortgage Series Trust 2013-FL3,
                                                 Floating Rate Note, 4/15/28 (144A)                         1,469,358
        1,516,269           2.14       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                                 Floating Rate Note, 10/25/33                               1,515,450
        1,506,717           4.44       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                                 Floating Rate Note, 10/25/33                               1,501,326
        2,513,032           2.52      AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                                 Floating Rate Note, 2/25/34                                2,536,400
        1,024,434           4.75      AA+/Baa1   JP Morgan Mortgage Trust 2004-A1,
                                                 Floating Rate Note, 2/25/34                                1,016,086

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 33

---------------------------------------------------------------------------------------------------------------------
                 Floating         S&P/Moody's
Amount ($)       Rate (b)         Ratings
Principal        (unaudited)      (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          315,256           2.84         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                                 Floating Rate Note, 5/25/34                      $           311,539
        1,330,835           2.61      AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                                 Floating Rate Note, 12/25/34                               1,327,578
          463,488           2.35      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                                 Floating Rate Note, 7/25/35                                  456,434
          972,832           3.50        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                                 Floating Rate Note, 5/25/43 (144A)                           950,401
        1,898,326           5.62       BBB+/NR   LB-UBS Commercial Mortgage
                                                 Trust 2002-C4, Floating Rate Note,
                                                 10/15/35 (144A)                                            1,893,460
        1,464,989                      AAA/Aaa   LB-UBS Commercial Mortgage
                                                 Trust 2004-C1, 4.568%, 1/15/31                             1,489,179
        1,605,866                      AAA/Aaa   LB-UBS Commercial Mortgage
                                                 Trust 2005-C3, 4.664%, 7/15/30                             1,623,380
          473,293           0.89        AA/Aaa   Lehman Brothers Floating Rate
                                                 Commercial Mortgage Trust
                                                 2007-LLF C5, Floating Rate Note,
                                                 6/15/22 (144A)                                               473,293
          550,000           1.09       BBB+/A1   Lehman Brothers Floating Rate
                                                 Commercial Mortgage Trust
                                                 2007-LLF C5, Floating Rate Note,
                                                 6/15/22 (144A)                                               548,449
           13,165           5.41       AAA/Aaa   Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-3,
                                                 Floating Rate Note, 12/25/36
                                                 (144A)                                                        13,204
           87,155           1.04       AAA/Aaa   Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2007-3
                                                 Class 1A2, Floating Rate Note,
                                                 10/25/37 (144A)                                               86,781
          397,390           1.14        A+/Aa1   Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2007-3
                                                 Class 1A4, Floating Rate Note,
                                                 10/25/37 (144A)                                              394,515
        2,413,732           0.44        A+/Aa1   Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 2/25/30 (144A)                                             2,075,809
          659,959           0.44        A+/Aa3   Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 9/25/30 (144A)                                               573,637
        1,430,000           1.29         A+/B1   MASTR Adjustable Rate Mortgages
                                                 Trust 2004-11, Floating Rate Note,
                                                 11/25/34                                                   1,267,761
        1,145,091           5.29         B-/B3   MASTR Adjustable Rate Mortgages
                                                    Trust, Floating Rate Note, 1/25/35                      1,110,389
        1,141,016                       BB+/NR   MASTR Alternative Loan Trust 2004-10,
                                                 5.5%, 10/25/19                                             1,172,357

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          190,182                       AAA/NR   MASTR Alternative Loan Trust
                                                 2004-13, 4.5%, 1/25/15                           $           190,476
          343,384                        B+/NR   MASTR Alternative Loan Trust
                                                 2004-13, 5.5%, 1/25/35                                       350,679
        2,644,119                        B-/NR   MASTR Alternative Loan Trust
                                                 2004-6, 6.0%, 7/25/34                                      2,715,505
        1,853,486                        A+/NR   MASTR Alternative Loan Trust
                                                 2005-1, 5.5%, 2/25/35                                      1,850,466
          988,320           6.60         A-/NR   MASTR Seasoned Securitization
                                                 Trust 2005-1, Floating Rate Note,
                                                 9/25/32                                                    1,035,492
        1,328,559           0.65         A+/A3   Merrill Lynch Mortgage Investors
                                                 Trust Series MLCC 2004-A, Floating
                                                 Rate Note, 4/25/29                                         1,284,826
          339,461           2.44        BBB/B1   Merrill Lynch Mortgage Investors
                                                 Trust Series MLCC 2005-2, Floating
                                                 Rate Note, 10/25/35                                          336,929
        2,946,574           0.65       AA+/Ba3   Merrill Lynch Mortgage Investors
                                                 Trust Series MLCC 2005-A, Floating
                                                 Rate Note, 3/25/30                                         2,756,953
          690,932           5.24        AAA/NR   Merrill Lynch Mortgage Trust Class A4,
                                                 Floating Rate Note, 11/12/35                                 695,431
        3,937,777           0.47        A+/Ba2   Morgan Stanley Mortgage Loan
                                                 Trust 2005-6AR, Floating Rate
                                                 Note, 11/25/35                                             3,674,288
        2,950,000                        NR/NR   Morgan Stanley Re-REMIC
                                                 Trust 2010-R9, 5.0%, 11/26/36
                                                 (144A)                                                     3,083,782
        3,124,990           0.97      AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                                 Rate Note, 11/25/34                                        2,971,022
          392,742           0.49     BBB+/Baa3   MortgageIT Trust 2005-3, Floating
                                                 Rate Note, 8/25/35                                           357,996
        2,856,062           1.39       AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                                 Floating Rate Note, 8/25/29 (144A)                         2,847,176
          871,068           0.44        BB+/B2   Opteum Mortgage Acceptance Corp
                                                 Asset Backed Pass-Through Certificates
                                                 2005-5, Floating Rate Note, 12/25/35                         856,250
          743,895                        NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                                 12/25/27 (Step) (144A)                                       746,403
          569,515                     BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                                 1/25/32                                                      580,884
          750,431           1.59        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                                 9/10/35 (144A)                                               660,534
          541,268                        B-/NR   Residential Asset Securitization
                                                 Trust 2004-A10, 5.5%, 2/25/35                                550,766

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 35

---------------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
          698,346                       BBB/NR   Residential Asset Securitization
                                                 Trust 2004-A8, 5.25%, 11/25/34                   $           729,960
        1,824,091                         B/NR   Residential Asset Securitization
                                                 Trust 2004-A9, 5.75%, 12/25/34                             1,871,754
        1,521,579                       CCC/NR   Residential Asset Securitization
                                                 Trust 2005-A9, 5.5%, 7/25/35                               1,483,482
        1,232,514                        NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                                 7/25/35                                                    1,240,954
        4,000,000           5.69       NR/C      SASCO 2007-BHC1 Trust, Floating
                                                 Rate Note, 12/18/49 (144A)                                   550,560
        2,004,076           2.67       BBB+/B2   SASCO Mortgage Pass-Through
                                                 Certificates Series 2004-S4, Floating
                                                 Rate Note, 12/25/34                                        2,023,315
        3,618,376           0.85      AA+/Baa1   Sequoia Mortgage Trust 2003-2,
                                                 Floating Rate Note, 6/20/33                                3,596,904
        1,519,886           0.81      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                                 Floating Rate Note, 9/20/33                                1,487,659
        1,254,392           0.70         AA/A3   Sequoia Mortgage Trust 2004-12,
                                                 Floating Rate Note, 1/20/35                                1,157,738
        1,523,792           0.41      BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                                 Floating Rate Note, 3/20/35                                1,396,176
          819,892           3.00        AAA/NR   Sequoia Mortgage Trust 2013-7,
                                                 Floating Rate Note, 6/25/43                                  774,071
          891,000           3.00        NR/Aaa   Sequoia Mortgage Trust, Floating Rate
                                                 Note, 6/25/43                                                840,254
          456,367                      NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25
                                                 (144A)                                                       458,395
        2,548,560           2.22        AAA/NR   Springleaf Mortgage Loan Trust 2012-2,
                                                 Floating Rate Note, 10/25/57 (144A)                        2,585,532
          750,000           3.79         A-/NR   Springleaf Mortgage Loan Trust, Floating
                                                 Rate Note, 6/25/58 (144A)                                    752,204
        4,238,549           0.87        AA+/A2   Structured Asset Mortgage Investments II
                                                 Trust 2004-AR8, Floating Rate Note,
                                                 5/19/35                                                    4,025,842
        1,376,457           0.93        A+/Ba1   Structured Asset Mortgage Investments
                                                 Trust 2003-AR2, Floating Rate Note,
                                                 12/19/33                                                   1,267,361
        1,244,332           2.70       A+/Baa3   Structured Asset Securities Corp.
                                                 Mortgage Certificates Series 2003-31A,
                                                 Floating Rate Note, 10/25/33                               1,240,387
        1,322,347           0.84         NR/NR   Structured Asset Securities Corp.
                                                 Reverse Mortgage Loan Trust 2002-RM1,
                                                 Floating Rate Note, 10/25/37 (144A)                        1,305,818
        1,049,788           2.73       NR/Baa2   Thornburg Mortgage Securities
                                                 Trust 2003-3, Floating Rate Note,
                                                 6/25/43                                                    1,031,397

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
        3,962,157           0.93     BBB+/Baa3   Thornburg Mortgage Securities
                                                 Trust 2004-3, Floating Rate Note,
                                                 9/25/44                                          $         3,756,921
        1,399,427           0.77       BBB+/A1   Thornburg Mortgage Securities
                                                 Trust 2004-4, Floating Rate Note,
                                                 12/25/44                                                   1,249,019
        1,064,427           4.10       AAA/Ba1   Thornburg Mortgage Securities
                                                 Trust Class II4A, Floating Rate Note,
                                                 3/25/44                                                    1,059,722
        4,470,000                      AAA/Aa1   Timberstar Trust, 5.668%,
                                                 10/15/36 (144A)                                            5,001,993
        1,435,000                       AA/Aa3   Timberstar Trust, 5.747%,
                                                 10/15/36 (144A)                                            1,574,789
          282,973           0.77       BB+/Aaa   UBS Commercial Mortgage Trust
                                                 2007-FL1, Floating Rate Note,
                                                 7/15/24 (144A)                                               282,449
        3,787,250                      AAA/Aaa   Wachovia Bank Commercial Mortgage
                                                 Trust Series 2004-C15, 4.803%,
                                                 10/15/41                                                   3,936,081
          198,741           2.22        NR/Ba3   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 2/27/34                                                      160,601
        1,711,179           2.56        A+/Ba2   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 3/25/34                                                    1,683,292
        2,540,277           2.50        BBB/NR   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 3/25/35                                                    2,494,003
        3,025,464           2.44         A+/A2   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 6/25/33                                                    3,038,634
        1,146,762           2.46       BB+/Ba1   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 8/25/33                                                    1,047,894
          155,172           2.43        A+/Ba3   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 8/25/34                                                      151,693
          183,657           2.45         B-/NR   WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 8/25/35                                                      176,320
        4,273,059           2.44       BBB+/NR   WaMu Mortgage Pass-Through
                                                 Certificates, Floating Rate Note,
                                                 1/25/35                                                    4,281,238
        1,927,000                       NR/Aaa   Wells Fargo Commercial Mortgage
                                                 Trust 2012-LC5, 3.539%, 10/15/45                           1,846,870

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 37

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
        3,232,574                       NR/Aaa   Wells Fargo Commercial Mortgage
                                                 Trust, 3.349%, 11/15/43 (144A)                   $         3,374,066
          717,669           2.51         NR/WR   Wells Fargo Mortgage Backed
                                                 Securities 2003-B Trust, Floating
                                                 Rate Note, 2/25/33                                           718,493
          817,659           4.55       AA+/Aa2   Wells Fargo Mortgage Backed
                                                 Securities 2003-L Trust, Floating
                                                 Rate Note, 11/25/33                                          805,016
          364,276           4.51       A+/Baa1   Wells Fargo Mortgage Backed
                                                 Securities 2003-L Trust, Floating
                                                 Rate Note, 11/25/33                                          352,009
          483,022           2.65        AA+/A2   Wells Fargo Mortgage Backed
                                                 Securities 2004-V Trust, Floating
                                                 Rate Note, 10/25/34                                          485,799
          461,837                       AA+/A1   Wells Fargo Mortgage Backed
                                                 Securities 2006-16 Trust, 5.0%,
                                                 11/25/36                                                     477,037
        1,867,952           4.94      BBB+/Ba3   Wells Fargo Mortgage Backed Securities
                                                 Trust, Floating Rate Note, 8/25/34                         1,895,688
          350,000           5.39         NR/A2   WFRBS Commercial Mortgage
                                                 Trust 2011-C2, Floating Rate Note,
                                                 2/15/44 (144A)                                               364,437
                                                                                                  -------------------
                                                                                                  $       231,686,827
                                                                                                  -------------------
                                                 Total Banks                                      $       231,686,827
---------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 2.9%
                                                 Other Diversified Financial
                                                 Services -- 2.6%
        1,265,179           2.89        AA+/NR   Banc of America Mortgage 2003-F
                                                 Trust, Floating Rate Note, 7/25/33               $         1,243,250
        1,031,122           3.16        NR/Ba2   Banc of America Mortgage 2003-I
                                                 Trust, Floating Rate Note, 10/25/33                        1,021,573
          317,902           2.70        AA+/NR   Banc of America Mortgage 2004-E
                                                 Trust, Floating Rate Note, 6/25/34                           314,803
          689,012           5.07       BBB+/NR   Banc of America Mortgage 2005-H
                                                 Trust, Floating Rate Note, 9/25/35                           677,553
        1,572,914                        A+/NR   Banc of America Mortgage
                                                 Trust 2004-11, 5.75%, 1/25/35                              1,611,872
          156,042                       BB+/NR   Banc of America Mortgage
                                                 Trust 2004-7, 4.5%, 8/25/19                                  158,497
        1,350,740                        A+/NR   Banc of America Mortgage
                                                 Trust 2004-9, 5.5%, 11/25/34                               1,407,821
          550,447                        NR/B1   Citicorp Mortgage Securities
                                                 Trust Series 2006-1, 5.0%, 2/25/36                           566,339
          772,409           0.31        AA/Aaa   Commercial Mortgage Pass-Through
                                                 Certificates Series 2007-TFL1,
                                                 Floating Rate Note, 2/15/22 (144A)                           765,431

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
        1,900,000           5.58        NR/Aa2   DBUBS 2011-LC3 Mortgage Trust,
                                                 Floating Rate Note, 8/10/44 (144A)               $         2,042,200
        1,895,000           1.49        AA-/NR   Del Coronado Trust 2013-DEL,
                                                 Floating Rate Note, 3/15/26 (144A)                         1,886,937
        1,684,154           0.44        AA/Aa3   GE Business Loan Trust 2005-1,
                                                 Floating Rate Note, 6/15/33 (144A)                         1,584,453
        1,435,313           0.39      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                                 Floating Rate Note, 12/25/36                               1,231,613
        1,454,655                      B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                                 5.0%, 9/25/34                                              1,500,256
        2,224,245                       B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                                 6.0%, 9/25/34                                              2,283,508
          603,610           3.00         NR/NR   La Hipotecaria Panamanian Mortgage
                                                 Trust 2010-1, Floating Rate Note,
                                                 9/8/39 (144A)                                                627,000
        1,395,000           5.52         NR/A2   LSTAR Commercial Mortgage Trust,
                                                 Floating Rate Note, 10/25/19 (144A)                        1,476,707
          975,373           2.54         A+/NR   Merrill Lynch Mortgage Investors
                                                 Trust Series MLMI 2005-A2, Floating
                                                 Rate Note, 2/25/35                                           975,374
        2,550,560                       AAA/NR   Morgan Stanley Capital I Trust
                                                 2004-HQ4, 4.97%, 4/14/40                                   2,621,226
        1,000,000                      BBB-/NR   Morgan Stanley Capital I Trust
                                                 2007-HQ13, 5.569%, 12/15/44                                1,083,629
          678,438           0.29       AA+/Aaa   Morgan Stanley Capital I, Inc.,
                                                 Floating Rate Note, 10/15/20 (144A)                          672,446
        5,102,000           0.32        A+/Aa1   Morgan Stanley Capital I, Inc.,
                                                 Floating Rate Note, 10/15/20 (144A)                        5,045,322
          825,491                      NR/Baa3   ORES NPL LLC, 4.0%, 9/25/44
                                                 (144A)                                                       824,916
          744,541                       NR/Ba1   RALI Series 2003-QS14 Trust, 5.0%,
                                                 7/25/18                                                      759,935
        3,084,550                        NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                                 9/25/19                                                    3,169,819
        1,306,714                        NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                                 12/25/34                                                   1,342,989
        1,791,014                      NR/Baa3   RALI Series 2004-QS3 Trust, 5.0%,
                                                 3/25/19                                                    1,864,461
        1,169,057           2.50       A+/Baa1   Structured Adjustable Rate Mortgage
                                                 Loan Trust Class A1, Floating Rate
                                                 Note, 3/25/34                                              1,147,040
          718,680           2.50       BBB-/B3   Structured Adjustable Rate Mortgage
                                                 Loan Trust, Floating Rate Note,
                                                 1/25/35                                                      687,333

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 39

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          639,404           5.30      BBB+/Ba2   Structured Adjustable Rate Mortgage
                                                 Loan Trust, Floating Rate Note,
                                                 11/25/34                                         $           630,875
          392,811                        NR/NR   VOLT XV LLC, 3.222%, 5/27/53
                                                 (Step) (144A)                                                380,045
                                                                                                  -------------------
                                                                                                  $        41,605,223
---------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.0%+
          272,904                     BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                                 3/20/25 (144A)                                   $           267,265
---------------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.1%
        1,645,519           4.50       AA/Baa3   GMACM Mortgage Loan Trust 2003-AR1,
                                                 Floating Rate Note, 10/19/33                     $         1,658,372
---------------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.0%+
          506,741           2.72         NR/NR   Jefferies & Co., Inc., Floating Rate
                                                 Note, 5/26/37 (144A)                             $           510,415
---------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.2%
        1,440,000           4.88        AAA/NR   Banc of America Merrill Lynch
                                                 Commercial Mortgage, Inc., Floating
                                                 Rate Note, 7/10/42                               $         1,482,568
        1,156,606           7.64      BBB+/Aa3   Bear Stearns Commercial Mortgage
                                                 Securities Trust 2002 Top6, Floating
                                                 Rate Note, 10/15/36 (144A)                                 1,196,606
                                                                                                  -------------------
                                                                                                  $         2,679,174
                                                                                                  -------------------
                                                 Total Diversified Financials                     $        46,720,449
---------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 1.3%
                                                 Mortgage REITs -- 1.2%
          339,646                        B+/NR   Credit Suisse First Boston Mortgage
                                                 Securities Corp., 5.5%, 6/25/33                  $           338,948
          651,563           2.71      BBB+/Ba1   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 11/25/33                                                     638,186
          681,906           1.54        AA+/A3   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 12/25/33                                                     671,710
          648,241           2.63       BBB+/B1   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 6/25/34                                                      638,801
          482,457           1.69         NR/WR   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 8/25/33                                                      461,380
        3,250,000           6.45        D/Caa2   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 9/15/34 (144A)                                             1,525,550

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Mortgage REITs -- (continued)
          650,000           3.49         NR/A2   FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 11/25/46
                                                 (144A)                                           $           660,316
          858,000           3.82         NR/NR   FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 6/25/47 (144A)                           834,467
        5,000,000           4.29         A-/NR   FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 7/25/48 (144A)                         5,093,545
        1,500,000           4.60         NR/NR   FREMF Mortgage Trust, Floating
                                                 Rate Note, 11/25/49 (144A)                                 1,487,889
          900,000           3.31       A-/Baa2   FREMF Mortgage Trust, Floating
                                                 Rate Note, 10/25/17 (144A)                                   838,357
          850,000           5.44         NR/A3   FREMF Mortgage Trust, Floating
                                                 Rate Note, 4/25/20 (144A)                                    896,749
        1,750,000           4.77         NR/A3   FREMF Mortgage Trust, Floating
                                                 Rate Note, 4/25/44 (144A)                                  1,815,091
        1,250,000           4.89         NR/A3   FREMF Mortgage Trust, Floating
                                                 Rate Note, 7/25/44 (144A)                                  1,299,408
          600,000           5.16         A+/NR   FREMF Mortgage Trust, Floating
                                                 Rate Note, 9/25/43                                           624,342
        1,250,000           4.16       NR/Baa2   FREMF Mortgage Trust, Floating
                                                 Rate Note, 9/25/44 (144A)                                  1,170,224
          890,000           5.16         NR/NR   FREMF Mortgage Trust, Floating
                                                 Rate Note, 9/25/45 (144A)                                    921,463
                                                                                                  -------------------
                                                                                                  $        19,916,426
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified Real Estate
                                                 Activities -- 0.1%
        1,067,103           0.63       B+/Baa1   Mellon Residential Funding Corp.
                                                 Mortgage Pass-Through Trust
                                                 Series 2000-TBC3, Floating Rate
                                                 Note, 12/15/30                                   $         1,020,758
                                                                                                  -------------------
                                                 Total Real Estate                                $        20,937,184
---------------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 1.1%
                                                 Government -- 1.1%
            5,707                        NR/NR   Fannie Mae REMICS, 10.3%,
                                                 4/25/19                                          $             6,517
        1,000,000                        NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29                           1,089,400
          866,277                        NR/NR   Fannie Mae REMICS, 5.0%, 3/25/24                             881,400
        2,888,181                        NR/NR   Fannie Mae REMICS, 5.0%, 7/25/33                           2,967,485
          214,666                        NR/NR   Fannie Mae REMICS, 5.0%, 9/25/39                             218,501
        1,890,864                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/33                          1,924,703
        1,038,669                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                          1,070,300
        1,944,150                        NR/NR   Government National Mortgage
                                                 Association, 3.0%, 4/20/41                                 1,997,560
          375,000                        NR/NR   Government National Mortgage
                                                 Association, 4.973%, 4/16/42                                 411,528

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 41

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Government -- (continued)
          678,307                        NR/NR   Government National Mortgage
                                                 Association, 5.25%, 8/16/35                      $           767,486
       49,002,111           0.56         NR/NR   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 11/16/51 (c)                                               1,766,575
       11,804,641           1.03         NR/NR   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 2/16/53 (c)                                                1,007,491
        8,158,112           1.05         NR/NR   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 3/16/53 (c)                                                  671,462
       13,742,413           1.10         NR/NR   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 8/16/52 (c)                                                1,038,253
       12,761,661           1.07         NR/NR   Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 9/16/52 (c)                                                1,137,779
                                                                                                  -------------------
                                                                                                  $        16,956,440
                                                                                                  -------------------
                                                 Total Government                                 $        16,956,440
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $319,517,838)                              $       316,604,511
---------------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 35.3%
                                                 ENERGY -- 2.7%
                                                 Oil & Gas Drilling -- 0.1%
        1,025,000                    BBB+/Baa1   Pride International, Inc., 6.875%,
                                                 8/15/20                                          $         1,216,480
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment &
                                                 Services -- 0.2%
          125,000                    BBB-/Baa2   Weatherford International, Ltd.
                                                 Bermuda, 5.95%, 4/15/42                          $           118,146
        2,815,000                    BBB-/Baa2   Weatherford International, Ltd.
                                                 Bermuda, 9.625%, 3/1/19                                    3,558,782
                                                                                                  -------------------
                                                                                                  $         3,676,928
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.6%
        1,800,000                         B/B2   EP Energy LLC, 9.375%, 5/1/20                    $         2,034,000
          901,000                     BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                          1,035,463
        1,400,000                     BBB-/Ba1   Newfield Exploration Co., 5.625%,
                                                 7/1/24                                                     1,358,000
          933,629                        A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                                 Ltd. III, 5.832%, 9/30/16 (144A)                             991,980
        1,000,000                     BBB/Baa2   TNK-BP Finance SA, 6.625%,
                                                 3/20/17 (144A)                                             1,085,000
        2,080,000                     BBB/Baa2   TNK-BP Finance SA, 7.5%,
                                                 7/18/16 (144A)                                             2,306,200


The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- (continued)
        1,000,000                     BBB/Baa2   TNK-BP Finance SA, 7.875%,
                                                 3/13/18 (144A)                                   $         1,137,500
                                                                                                  -------------------
                                                                                                  $         9,948,143
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining &
                                                 Marketing -- 0.4%
        2,475,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                                 4/15/18                                          $         2,883,793
        2,890,000                     BBB/Baa2   Valero Energy Corp., 9.375%,
                                                 3/15/19                                                    3,789,472
                                                                                                  -------------------
                                                                                                  $         6,673,265
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 1.4%
          435,000                    BBB-/Baa2   Boardwalk Pipelines LP, 5.5%,
                                                 2/1/17                                           $           479,975
        1,535,000                    BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                        1,727,699
        2,900,000                     BBB/Baa2   DCP Midstream LLC, 9.75%,
                                                 3/15/19 (144A)                                             3,739,930
        3,950,000           5.85      BB+/Baa3   DCP Midstream LLC, Floating Rate
                                                 Note, 5/21/43 (144A)                                       3,792,000
        1,200,000           0.00         NR/NR   Energy Transfer Partners LP, Floating
                                                 Rate Note, 11/1/66                                         1,080,000
        3,250,000                     BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                 5.95%, 2/15/18                                             3,766,259
        1,500,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                                 7/15/18                                                    1,765,350
        2,200,000                    BBB-/Baa3   Sunoco Logistics Partners Operations
                                                 LP, 6.1%, 2/15/42                                          2,298,718
        2,475,000                    BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                                 6/15/31                                                    2,890,674
                                                                                                  -------------------
                                                                                                  $        21,540,605
                                                                                                  -------------------
                                                 Total Energy                                     $        43,055,421
---------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 1.7%
                                                 Diversified Chemicals -- 0.1%
          980,000                     BBB/Baa2   Eastman Chemical Co., 4.8%,
                                                 9/1/42                                           $           927,458
---------------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.3%
        3,328,000                         B/NR   Cemex Espana Luxembourg, 9.875%,
                                                 4/30/19 (144A)                                   $         3,594,240
          475,000                     BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                                 6.0%, 12/30/19 (144A)                                        530,371
                                                                                                  -------------------
                                                                                                  $         4,124,611
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 43

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Aluminum -- 0.1%
        2,425,000                     BBB-/Ba1   Alcoa, Inc., 6.15%, 8/15/20                      $         2,483,908
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.6%
          900,000                    BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                                 5.125%, 8/1/22                                   $           795,820
        3,085,000                    BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                                 5.375%, 4/15/20                                            2,884,157
        2,525,000                     BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                                 Inc., 3.875%, 3/15/23 (144A)                               2,285,357
        5,000,000                      BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                                 4.875%, 10/7/20 (144A)                                     4,225,000
                                                                                                  -------------------
                                                                                                  $        10,190,334
---------------------------------------------------------------------------------------------------------------------
                                                 Gold -- 0.1%
        1,650,000                    BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23                    $         1,461,118
---------------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.5%
          500,000                      BB+/Ba1   ArcelorMittal, 6.0%, 3/1/21                      $           497,500
        3,900,000                      BB+/Ba1   ArcelorMittal, 6.125%, 6/1/18                              4,017,000
        2,805,000                      BB+/Ba2   Commercial Metals Co., 7.35%,
                                                 8/15/18                                                    3,008,362
                                                                                                  -------------------
                                                                                                  $         7,522,862
                                                                                                  -------------------
                                                 Total Materials                                  $        26,710,291
---------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 1.9%
                                                 Aerospace & Defense -- 0.1%
        2,250,000                       BB/Ba2   Bombardier, Inc., 4.25%,
                                                 1/15/16 (144A)                                   $         2,300,625
---------------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.3%
          825,000                     BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                      $           866,250
        4,260,000                     BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                               4,749,900
                                                                                                  -------------------
                                                                                                  $         5,616,150
---------------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.2%
        2,950,000                    BBB+/Baa2   Tyco Electronics Group SA, 6.55%,
                                                 10/1/17                                          $         3,414,920
---------------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery &
                                                 Heavy Trucks -- 0.3%
        3,200,000                         A/A3   Cummins, Inc., 5.65%, 3/1/98                     $         3,030,864
          910,000                         A/A3   Cummins, Inc., 6.75%, 2/15/27                              1,054,267
                                                                                                  -------------------
                                                                                                  $         4,085,131
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.3%
        2,150,000                     BBB/Baa2   Ingersoll-Rand Global Holding Co.,
                                                 Ltd., 9.5%, 4/15/14                              $         2,294,622
        1,810,000                     BBB/Baa3   Valmont Industries, Inc., 6.625%,
                                                 4/20/20                                                    2,063,824
                                                                                                  -------------------
                                                                                                  $         4,358,446
---------------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.7%
        3,525,000                       BB+/NR   Aviation Capital Group Corp., 6.75%,
                                                 4/6/21 (144A)                                    $         3,712,382
        5,660,000                     BBB/Baa2   GATX Corp., 6.0%, 2/15/18                                  6,339,404
        1,175,000                     BBB/Baa2   Glencore Funding LLC, 4.125%,
                                                 5/30/23 (144A)                                             1,047,964
                                                                                                  -------------------
                                                                                                  $        11,099,750
                                                                                                  -------------------
                                                 Total Capital Goods                              $        30,875,022
---------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Airlines -- 0.1%
          135,834                     BBB/Baa2   Southwest Airlines Co., 7.67%,
                                                 1/2/14                                           $           138,376
        1,500,000                      BBB/Ba1   US Airways 2013-1 Class A Pass
                                                 Through Trust, 3.95%, 11/15/25                             1,443,750
                                                                                                  -------------------
                                                                                                  $         1,582,126
---------------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.0%+
          529,000                    BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                                 9/23/20 (144A)                                   $           533,063
                                                                                                  -------------------
                                                 Total Transportation                             $         2,115,189
---------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.0%+
                                                 Automobile Manufacturers -- 0.0%+
          655,000                    BBB+/Baa1   Hyundai Motor Manufacturing
                                                 Czech s.r.o., 4.5%, 4/15/15 (144A)               $           683,387
                                                                                                  -------------------
                                                 Total Automobiles & Components                   $           683,387
---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.0%+
                                                 Home Furnishings -- 0.0%+
          800,000                     BBB-/Ba1   Mohawk Industries, Inc., 3.85%,
                                                 2/1/23                                           $           767,751
                                                                                                  -------------------
                                                 Total Consumer Durables & Apparel                $           767,751
---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.9%
                                                 Education Services -- 0.9%
          525,000                      AA+/Aaa   Amherst College, 3.794%, 11/1/42                 $           485,396
        1,000,000                       NR/Aa2   Bowdoin College, 4.693%, 7/1/12                              863,262

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 45

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Education Services -- (continued)
        1,100,000                      AAA/Aaa   Massachusetts Institute of Technology,
                                                 5.6%, 7/1/11                                     $         1,325,870
        2,600,000                       AAA/NR   President and Fellows of Harvard
                                                 College, 2.3%, 10/1/23                                     2,460,754
        3,095,000                      AAA/Aaa   President and Fellows of Harvard
                                                 College, 6.3%, 10/1/37                                     3,479,254
        1,900,000                        A+/A1   The George Washington University,
                                                 1.827%, 9/15/17                                            1,888,209
        3,550,000                      AA-/Aa2   Tufts University, 5.017%, 4/15/12                          3,542,698
                                                                                                  -------------------
                                                                                                  $        14,045,443
                                                                                                  -------------------
                                                 Total Consumer Services                          $        14,045,443
---------------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.1%
                                                 Internet Retail -- 0.1%
          800,000                     BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                    $           849,010
                                                                                                  -------------------
                                                 Total Retailing                                  $           849,010
---------------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.1%
                                                 Drug Retail -- 0.1%
          727,710                    BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                                 1/11/27 (144A)                                   $           792,810
        1,463,946                    BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                                 1/10/33 (144A)                                             1,601,484
                                                                                                  -------------------
                                                                                                  $         2,394,294
                                                                                                  -------------------
                                                 Total Food & Staples Retailing                   $         2,394,294
---------------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE &
                                                 TOBACCO -- 1.0%
                                                 Distillers & Vintners -- 0.1%
        1,500,000                    BBB-/Baa2   Beam, Inc., 3.25%, 5/15/22                       $         1,445,116
---------------------------------------------------------------------------------------------------------------------
                                                 Agricultural Products -- 0.3%
        5,175,000                     BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)              $         5,471,667
---------------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 0.5%
        3,240,000                     BBB/Baa2   Kraft Foods Group, Inc., 3.5%,
                                                 6/6/22                                           $         3,208,501
        3,725,000                    BBB-/Baa2   Mondelez International, Inc., 6.5%,
                                                 2/9/40                                                     4,444,424
                                                                                                  -------------------
                                                                                                  $         7,652,925
---------------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.1%
        1,050,000                    BBB-/Baa2   Lorillard Tobacco Co., 3.75%,
                                                 5/20/23                                          $           968,838
                                                                                                  -------------------
                                                 Total Food, Beverage & Tobacco                   $        15,538,546
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.2%
                                                 Personal Products -- 0.2%
        3,720,000                    BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23               $         3,697,632
                                                                                                  -------------------
                                                 Total Household & Personal Products              $         3,697,632
---------------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.3%
                                                 Health Care Services -- 0.2%
        2,600,000                      AA-/Aa3   Catholic Health Initiatives, 4.35%,
                                                 11/1/42                                          $         2,367,747
---------------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.1%
        2,400,000                        A-/A3   NYU Hospitals Center, 4.428%,
                                                 7/1/42                                           $         2,195,458
                                                                                                  -------------------
                                                 Total Health Care Equipment
                                                 & Services                                       $         4,563,205
---------------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 0.4%
                                                 Life Sciences Tools & Services -- 0.4%
        5,366,000                    BBB+/Baa2   Agilent Technologies, Inc., 6.5%,
                                                 11/1/17                                          $         6,190,341
                                                                                                  -------------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences                    $         6,190,341
---------------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 4.3%
                                                 Diversified Banks -- 2.1%
        3,515,000                    BBB+/Baa3   Barclays Bank Plc, 6.05%,
                                                 12/4/17 (144A)                                   $         3,802,246
        3,815,000                      NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                                 3/10/21 (144A)                                             4,005,750
        3,435,000                      AA-/Aa2   Cooperatieve Centrale
                                                 Raiffeisen-Boerenleenbank BA
                                                 Netherlands, 3.875%, 2/8/22                                3,459,110
          625,000                       A+/Aa3   Export-Import Bank of Korea,
                                                 5.875%, 1/14/15                                              664,919
        1,855,000                        A/Aa3   Industrial Bank of Korea, 7.125%,
                                                 4/23/14 (144A)                                             1,939,070
        3,476,000                    BBB+/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                                 8/12/15 (144A)                                             3,483,811
        1,400,000                    BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                                 2/24/21 (144A)                                             1,410,041
        3,000,000                       BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                                 4/7/21 (144A)                                              3,174,330
        4,500,000                       A/Baa1   Nordea Bank AB, 4.25%,
                                                 9/21/22 (144A)                                             4,439,588
        1,578,947           3.02          A/NR   SBP DPR Finance Co., Floating
                                                 Rate Note, 3/15/17 (144A)                                  1,573,853

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 47

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified Banks -- (continued)
        2,600,000           4.50                 NR/Baa3    Scotiabank Peru SA, Floating Rate
                                                 Note, 12/13/27 (144A)                            $         2,333,500
        2,200,000                         A/A2   Standard Chartered Bank, 6.4%,
                                                 9/26/17 (144A)                                             2,474,802
        1,300,000                        A-/A3   Standard Chartered Plc, 3.95%,
                                                 1/11/23 (144A)                                             1,209,320
                                                                                                  -------------------
                                                                                                  $        33,970,340
---------------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 1.9%
        1,190,000                        A-/NR   CoBank ACB, 7.875%, 4/16/18
                                                 (144A)                                           $         1,451,958
        3,350,000                         A/A2   HSBC Bank USA NA New York NY,
                                                 6.0%, 8/9/17                                               3,785,604
        2,505,000                         A/A1   Mellon Funding Corp., 5.5%,
                                                 11/15/18                                                   2,886,587
        1,435,000                        A-/A3   PNC Bank NA, 6.0%, 12/7/17                                 1,659,067
        4,080,000                    BBB-/Baa2   Sovereign Bank, 8.75%, 5/30/18                             4,933,136
        1,025,000                     BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                        1,072,630
        6,273,000           4.49      BBB/Baa3   The PNC Financial Services Group,
                                                 Inc., Floating Rate Note (Perpetual)                       6,238,498
        1,860,000           4.85      BBB/Baa3   The PNC Financial Services Group,
                                                 Inc., Floating Rate Note (Perpetual)                       1,734,450
        1,050,000           6.75      BBB/Baa3   The PNC Financial Services Group,
                                                 Inc., Floating Rate Note (Perpetual)                       1,139,250
        1,450,000                      BBB-/NR   UBS AG, 7.625%, 8/17/22                                    1,591,300
        3,520,000                        A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                           4,016,721
                                                                                                  -------------------
                                                                                                  $        30,509,201
---------------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.3%
        2,300,000                    BBB-/Baa2   Astoria Financial Corp., 5.0%,
                                                 6/19/17                                          $         2,417,075
        2,000,000                     BBB/Baa2   Santander Holdings USA, Inc.
                                                 Pennsylvania, 3.0%, 9/24/15                                2,050,664
                                                                                                  -------------------
                                                                                                  $         4,467,739
                                                                                                  -------------------
                                                 Total Banks                                      $        68,947,280
---------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 8.2%
                                                 Other Diversified Financial
                                                 Services -- 3.7%
        3,000,000                    BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20              $         3,424,944
        1,100,000                    BBB+/Baa3   Bank of America Corp., 7.75%,
                                                 8/15/15                                                    1,217,279
        1,250,000           5.25        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 3/7/16 (Cat Bond) (144A)                                   1,234,625

The accompanying notes are an integral part of these financial statements

48 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
        1,100,000           6.85         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 4/7/17 (Cat Bond) (144A)                         $         1,093,620
        1,000,000                        A-/NR   Carlyle Holdings Finance LLC,
                                                 3.875%, 2/1/23 (144A)                                        967,789
        3,160,000                        A-/NR   Carlyle Holdings II Finance LLC,
                                                 5.625%, 3/30/43 (144A)                                     2,956,006
        2,000,000           5.95         BB/B1   Citigroup, Inc., Floating Rate
                                                 Note (Perpetual)                                           1,990,200
        3,100,000           5.35         BB/B1   Citigroup, Inc., Floating Rate
                                                 Note (Perpetual)                                           2,906,250
          300,000           9.00        BB-/NR   Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                               307,560
          950,000          10.25        BB-/NR   Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                               978,880
          250,000           9.00         BB/NR   East Lane Re V, Ltd., Floating Rate
                                                 Note, 3/16/16 (Cat Bond) (144A)                              268,275
          250,000           7.35        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 2/13/15 (Cat
                                                 Bond) (144A)                                                 258,375
          500,000           6.60        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 8/4/14 (Cat
                                                 Bond) (144A)                                                 510,900
          650,000           5.00        BB+/NR   Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 8/7/15 (Cat
                                                 Bond) (144A)                                                 673,660
        4,860,000                        AA/A2   General Electric Capital Corp., 5.3%,
                                                 2/11/21                                                    5,331,279
        1,800,000           7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                                 Rate Note (Perpetual)                                      2,034,000
        1,840,000                    BBB+/Baa1   Hyundai Capital Services, Inc.,
                                                 6.0%, 5/5/15 (144A)                                        1,975,913
          900,000           0.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                                 6/28/16 (Cat Bond) (144A)                                    899,550
        2,575,000                         A/A2   JPMorgan Chase & Co., 6.0%,
                                                 1/15/18                                                    2,938,492
        6,140,000           7.90       BBB/Ba1   JPMorgan Chase & Co., Floating
                                                 Rate Note (Perpetual)                                      6,938,200
        5,025,000                        A-/NR   KKR Group Finance Co. II LLC,
                                                 5.5%, 2/1/43 (144A)                                        4,590,393
        2,400,000           6.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                                 Note, 1/8/14 (Cat Bond) (144A)                             2,397,360
        1,000,000           7.25         BB/NR   Lodestone Re, Ltd., Floating Rate
                                                 Note, 1/8/14 (Cat Bond) (144A)                             1,000,200
        1,200,000           4.00         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                                 Note, 5/18/16 (Cat Bond) (144A)                            1,194,960

The accompanying notes are an integral part of these financial statements

                                  Pioneer Bond Fund | Annual Report | 6/30/13 49

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          750,000           7.50        BB-/NR   Queen Street II Capital, Ltd., Floating
                                                 Rate Note, 4/9/14 (Cat Bond)
                                                 (144A)                                           $           754,275
          500,000           7.50        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                                 Rate Note, 4/9/15 (Cat Bond)
                                                 (144A)                                                       507,850
          650,000           9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (Cat
                                                 Bond) (144A)                                                 668,005
          725,000           8.75         B+/NR   Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (Cat
                                                 Bond) (144A)                                                 753,348
        1,500,000           7.00         BB/NR   Shore Re, Ltd., Floating Rate Note,
                                                 7/8/13 (Cat Bond) (144A)                                   1,499,700
          300,000           8.50         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                                 5/9/16 (Cat Bond) (144A)                                     305,820
        1,250,000           7.70        BBB/NR   Tiers Trust, Floating Rate Note,
                                                 10/15/97 (144A) (e)                                          787,549
        6,500,000           2.90       BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                                 Note, 1/15/17 (Cat Bond) (144A)                            6,644,950
                                                                                                  -------------------
                                                                                                  $        60,010,207
---------------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.9%
        2,900,000                    BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                                 7/16/20 (144A)                                   $         2,961,625
        5,205,000                      BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                                 10/15/19 (144A)                                            5,326,292
          625,000           5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                                 2/16/15 (Cat Bond) (144A)                                    649,875
        1,475,000                    BBB+/Baa2   LeasePlan Corp. NV, 2.5%,
                                                 5/16/18 (144A)                                             1,421,474
        2,000,000                        A+/A1   National Rural Utilities Cooperative
                                                 Finance Corp., 5.45%, 2/1/18                               2,301,066
          950,000           3.50        BB+/NR   Sanders Re, Ltd., Floating Rate
                                                 Note, 5/5/17 (Cat Bond) (144A)                               940,025
        1,000,000           4.00         BB/NR   Sanders Re, Ltd., Floating Rate
                                                 Note, 5/5/17 (Cat Bond) (144A)                               989,500
                                                                                                  -------------------
                                                                                                  $        14,589,857
---------------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.6%
          925,000                      BB+/Ba1   Banque PSA Finance SA, 5.75%,
                                                 4/4/21 (144A)                                    $           875,272
        1,465,000                     BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                                 7/15/19                                                    1,879,142

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- (continued)
        2,575,000                         A/A2   Caterpillar Financial Services Corp.,
                                                 7.05%, 10/1/18                                   $         3,189,902
          790,000                      BBB+/A3   Nissan Motor Acceptance Corp.,
                                                 4.5%, 1/30/15 (144A)                                         832,731
        3,155,000           4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                                 7/25/14                                                    3,170,775
                                                                                                  -------------------
                                                                                                  $         9,947,822
---------------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.6%
        1,400,000                         A/NR   Blackstone Holdings Finance Co.
                                                 LLC, 4.75%, 2/15/23 (144A)                       $         1,480,994
          733,000                        A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                             843,623
        4,050,000                    BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                                 6/15/17                                                    4,522,141
        2,000,000                         A/A1   The Bank of New York Mellon Corp.,
                                                 4.95%, 3/15/15                                             2,136,950
        1,250,000           4.50      BBB/Baa1   The Bank of New York Mellon Corp.,
                                                 Floating Rate Note (Perpetual)                             1,175,000
                                                                                                  -------------------
                                                                                                  $        10,158,708
---------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 2.4%
       11,040,000           4.00       BB+/Ba2   Goldman Sachs Capital II, Floating
                                                 Rate Note, 6/1/43                                $         8,776,800
        1,000,000                     BBB/Baa3   Jefferies Group LLC, 5.125%,
                                                 1/20/23                                                      992,289
          600,000                     BBB/Baa3   Jefferies Group LLC, 5.125%,
                                                 4/13/18                                                      627,001
        4,125,000                     BBB/Baa3   Jefferies Group LLC, 6.875%,
                                                 4/15/21                                                    4,536,642
          250,000                     BBB/Baa3   Jefferies Group LLC, 8.5%, 7/15/19                           301,250
        2,730,000                       BBB/A3   Macquarie Group, Ltd., 6.0%,
                                                 1/14/20 (144A)                                             2,834,777
          221,000                      A-/Baa2   Merrill Lynch & Co., Inc., 5.0%,
                                                 2/3/14                                                       225,792
        4,350,000                    BBB+/Baa3   Merrill Lynch & Co., Inc., 7.75%,
                                                 5/14/38                                                    4,975,895
        5,100,000                    BBB+/Baa2   Morgan Stanley, 4.1%, 5/22/23                              4,711,987
          300,000                    BBB+/Baa2   Morgan Stanley, 4.875%, 11/1/22                              296,370
        3,125,000                      A-/Baa1   Morgan Stanley, 5.5%, 1/26/20                              3,354,334
        4,750,000                      NR/Baa3   Scottrade Financial Services, Inc.,
                                                 6.125%, 7/11/21 (144A)                                     4,646,203

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 51

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- (continued)
        2,000,000                        A-/A3   The Goldman Sachs Group, Inc.,
                                                 5.5%, 11/15/14                                   $         2,113,606
                                                                                                  -------------------
                                                                                                  $        38,392,946
                                                                                                  -------------------
                                                 Total Diversified Financials                     $       133,099,540
---------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 6.8%
                                                 Life & Health Insurance -- 2.1%
        1,850,000                       BBB/WR   Delphi Financial Group, Inc.,
                                                 7.875%, 1/31/20                                  $         2,169,900
        1,690,000                      A-/Baa1   Lincoln National Corp., 8.75%,
                                                 7/1/19                                                     2,166,805
        3,380,000           6.05      BBB/Baa3   Lincoln National Corp., Floating Rate
                                                 Note, 4/20/67                                              3,311,318
        4,200,000                     BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                              6,489,000
        4,250,000                      A-/Baa2   Protective Life Corp., 7.375%,
                                                 10/15/19                                                   5,149,317
        1,090,000                       A/Baa2   Prudential Financial, Inc., 4.5%,
                                                 11/16/21                                                   1,148,358
        2,140,000           8.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                                 Rate Note, 6/15/38                                         2,568,000
        1,500,000           5.62     BBB+/Baa3   Prudential Financial, Inc., Floating
                                                 Rate Note, 6/15/43                                         1,470,000
        1,800,000           5.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                                 Rate Note, 9/15/42                                         1,804,500
        3,205,000                      AA-/Aa2   Teachers Insurance & Annuity
                                                 Association of America, 6.85%,
                                                 12/16/39 (144A)                                            3,914,084
        1,080,000                     BBB/Baa2   Unum Group, 5.75%, 8/15/42                                 1,145,464
          500,000           2.75       BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                                 Note, 1/9/16 (Cat Bond) (144A)                               505,900
        1,400,000           5.88         NR/NR   Wilton Re Finance LLC, Floating
                                                 Rate Note, 3/30/33 (144A)                                  1,358,986
                                                                                                  -------------------
                                                                                                  $        33,201,632
---------------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 1.2%
        3,900,000                     BBB/Baa2   Assurant, Inc., 4.0%, 3/15/23                    $         3,775,282
        2,335,000                       BBB/A3   AXA SA, 8.6%, 12/15/30                                     2,825,350
        1,800,000           6.46     BBB-/Baa1   AXA SA, Floating Rate Note
                                                 (Perpetual) (144A)                                         1,761,750
        3,960,000                    BBB-/Baa3   Genworth Holdings, Inc., 7.2%,
                                                 2/15/21                                                    4,446,237
        3,035,000                    BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                                 6/15/14 (144A)                                             3,187,761
        2,650,000                        A+/A2   Loews Corp., 5.25%, 3/15/16                                2,905,696
                                                                                                  -------------------
                                                                                                  $        18,902,076
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty
                                                 Insurance -- 1.9%
          500,000           4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                                 Note, 5/23/16 (Cat Bond) (144A)                  $           497,200
        1,200,000                    BBB-/Baa3   Fidelity National Financial, Inc.,
                                                 5.5%, 9/1/22                                               1,271,794
        1,350,000                      NR/Baa3   First American Financial Corp.,
                                                 4.3%, 2/1/23                                               1,298,788
        1,000,000                    BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                                 4.6%, 11/9/22                                                994,822
        3,800,000           6.80      BBB/Baa3   QBE Capital Funding II LP, Floating
                                                 Rate Note (Perpetual) (144A)                               3,763,516
        1,100,000                      A-/Baa1   QBE Insurance Group, Ltd., 2.4%,
                                                 5/1/18 (144A)                                              1,078,377
        5,455,000           6.50      BBB/Baa1   The Allstate Corp., Floating Rate
                                                 Note, 5/15/57                                              5,891,400
          700,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                                 7.5%, 3/1/20                                                 804,528
        1,952,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                                 7.625%, 10/15/25                                           2,420,261
        2,000,000                         A/A2   The Travelers Companies, Inc.,
                                                 6.25%, 6/15/37                                             2,414,300
        3,600,000                     BBB/Baa3   White Mountains Re Group,
                                                 6.375%, 3/20/17 (144A)                                     3,935,938
        2,110,000           7.51       BB+/Ba2   White Mountains Re Group,
                                                 Floating Rate Note (Perpetual) (144A)                      2,176,904
        5,005,000           6.50      BBB-/Ba1   XL Group Plc, Floating Rate
                                                 Note (Perpetual)                                           4,879,875
                                                                                                  -------------------
                                                                                                  $        31,427,703
---------------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 1.5%
        1,800,000           6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                                 Reinsurance Co., Ltd., Floating Rate
                                                 Note, 9/1/24                                     $         1,794,600
          250,000           8.15        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                                 Rate Note, 1/7/16 (Cat Bond)
                                                 (144A)                                                       252,650
          250,000           6.12        BB+/NR   Blue Danube, Ltd., Floating Rate
                                                 Note, 4/10/15 (Cat Bond) (144A)                              258,775
          350,000           2.50        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                                 Note, 5/3/16 (Cat Bond) (144A)                               348,145
        1,000,000           4.50       NR/Baa1   Combine Re, Ltd., Floating Rate
                                                 Note, 1/7/15 (Cat Bond) (144A)                             1,031,000
        1,050,000           5.00        BB+/NR   Foundation Re III, Ltd., Floating
                                                 Rate Note, 2/25/15 (Cat Bond)                              1,073,730
        1,100,000           5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/3/14 (Cat Bond) (144A)                             1,096,810
          600,000           6.00        BB+/NR   Longpoint Re, Ltd., Floating Rate
                                                 Note, 6/12/15 (Cat Bond) (144A)                              624,660

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 53

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
        2,650,000                       BBB/NR   Montpelier Re Holdings, Ltd.,
                                                 4.7%, 10/15/22                                   $         2,605,188
          650,000           9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                                    677,040
          500,000           8.71         B+/NR   Mythen Re, Ltd. Series 2012-2
                                                 Class A, Floating Rate Note, 1/5/17
                                                 (Cat Bond) (144A)                                            511,450
          250,000           8.61        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                                     263,900
          500,000           8.11        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                                     535,500
        5,048,000                       BBB/NR   Platinum Underwriters Finance, Inc.,
                                                 7.5%, 6/1/17                                               5,640,373
          250,000          10.35          B/NR   Queen Street VI Re, Ltd., Floating
                                                 Rate Note, 4/9/15 (Cat Bond) (144A)                          259,525
          400,000           8.60          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                                 Note, 4/8/16 (Cat Bond) (144A)                               405,880
        1,450,000           6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                                 Floating Rate Note, 12/15/65                               1,451,812
        2,800,000           4.50        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                               2,834,160
          275,000          10.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                                 296,175
          800,000           8.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                                 875,360
          250,000           0.00         B-/NR   Residential Reinsurance 2013, Ltd.,
                                                 Floating Rate Note, 6/6/17 (Cat
                                                 Bond) (144A)                                                 247,625
        1,400,000           9.41          B/NR   Successor X, Ltd. Class IV-E3, Floating
                                                 Rate Note, 2/25/14 (Cat Bond)
                                                 (144A)                                                     1,403,080
          250,000          11.25         B-/NR   Successor X, Ltd., Floating Rate
                                                 Note, 11/10/15 (Cat Bond) (144A)                             253,425
                                                                                                  -------------------
                                                                                                  $        24,740,863
                                                                                                  -------------------
                                                 Total Insurance                                  $       108,272,274
---------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 2.8%
                                                 Diversified REITs -- 0.4%
          725,000                     BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                                 2/1/20                                           $           791,083

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                  Floating         S&P/Moody's
Principal         Rate (b)         Ratings
Amount ($)        (unaudited)      (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified REITs -- (continued)
        1,050,000                     BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                                 3/22/22 (144A)                                   $         1,156,251
        3,455,000                     BBB/Baa2   Goodman Funding Pty, Ltd.,
                                                 6.375%, 4/15/21 (144A)                                     3,869,337
                                                                                                  -------------------
                                                                                                  $         5,816,671
---------------------------------------------------------------------------------------------------------------------
                                                 Office REITs -- 0.7%
        1,093,000                    BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                                 3.9%, 6/15/23                                    $         1,043,509
        2,670,000                    BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                                 4.6%, 4/1/22                                               2,721,072
          900,000                    BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                             884,863
        1,500,000                    BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                                 5/15/23 (144A)                                             1,384,467
        2,100,000                    BBB-/Baa2   Highwoods Realty LP, 3.625%,
                                                 1/15/23                                                    1,954,422
        1,200,000                     BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                         1,205,932
        2,550,000                     BBB/Baa2   Piedmont Operating Partnership LP,
                                                 3.4%, 6/1/23 (144A)                                        2,322,124
                                                                                                  -------------------
                                                                                                  $        11,516,389
---------------------------------------------------------------------------------------------------------------------
                                                 Retail REITs -- 0.2%
          575,000                    BBB-/Baa3   DDR Corp., 4.625%, 7/15/22                       $           581,089
        2,905,000                    BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                                    3,368,722
                                                                                                  -------------------
                                                                                                  $         3,949,811
---------------------------------------------------------------------------------------------------------------------
                                                 Specialized REITs -- 1.2%
          730,000                    BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                      $           757,666
        4,125,000                     BBB/Baa2   Health Care Real Estate Investment
                                                 Trust, Inc., 6.2%, 6/1/16                                  4,631,896
        2,425,000                    BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                                 1/17/17                                                    2,711,150
        1,985,000                    BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                                 8/15/22                                                    1,980,832
        4,175,000                    BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                                 8/15/14                                                    4,341,048
        4,285,000                    BBB-/Baa3   Senior Housing Properties Trust,
                                                 6.75%, 4/15/20                                             4,714,156
                                                                                                  -------------------
                                                                                                  $        19,136,748
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified Real Estate
                                                 Activities -- 0.3%
        4,125,000                        A-/A2   WEA Finance LLC, 7.125%,
                                                 4/15/18 (144A)                                   $         4,895,373
                                                                                                  -------------------
                                                 Total Real Estate                                $        45,314,992
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 55

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.0%+
                                                 Data Processing & Outsourced
                                                 Services -- 0.0%+
          447,000                      B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                                 (144A)                                           $           455,940
                                                                                                  -------------------
                                                 Total Software & Services                        $           455,940
---------------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.1%
                                                 Computer Hardware -- 0.1%
        2,100,000                       BB/Ba3   NCR Corp., 4.625%, 2/15/21                       $         2,005,500
                                                                                                  -------------------
                                                 Total Technology Hardware
                                                 & Equipment                                      $         2,005,500
---------------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.2%
                                                 Semiconductor Equipment -- 0.2%
        3,100,000                     BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                   $         3,608,744
                                                                                                  -------------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                          $         3,608,744
---------------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 1.3%
                                                 Integrated Telecommunication
                                                 Services -- 1.0%
        1,955,000                         B/B1   Cincinnati Bell, Inc., 8.25%,
                                                 10/15/17                                         $         2,038,088
          469,000                         B/B1   Cincinnati Bell, Inc., 8.375%,
                                                 10/15/20                                                     481,898
        3,355,000                        NR/A2   GTP Acquisition Partners I LLC,
                                                 4.347%, 6/15/16 (144A)                                     3,526,343
          797,365                        NR/NR   GTP Cellular Sites LLC, 3.721%,
                                                 3/15/17 (144A)                                               813,968
        3,950,000                        NR/A2   GTP Towers Issuer LLC, 4.436%,
                                                 2/15/15 (144A)                                             4,102,857
        2,750,000                     BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                                 7/3/17                                                     2,998,889
        1,500,000                        NR/NR   Unison Ground Lease Funding LLC,
                                                 2.981%, 3/15/20 (144A)                                     1,433,152
                                                                                                  -------------------
                                                                                                  $        15,395,195
---------------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.3%
        3,015,000                        NR/A2   Crown Castle Towers LLC, 4.883%,
                                                 8/15/20 (144A)                                   $         3,242,129
        1,625,000                        NR/A2   Crown Castle Towers LLC, 6.113%,
                                                 1/15/20 (144A)                                             1,864,647
                                                                                                  -------------------
                                                                                                  $         5,106,776
                                                                                                  -------------------
                                                 Total Telecommunication Services                 $        20,501,971
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 2.3%
                                                 Electric Utilities -- 1.3%
          980,000                        A-/A3   Commonwealth Edison Co., 6.15%,
                                                 9/15/17                                          $         1,142,476
          656,493                    BBB-/Baa3   Crockett Cogeneration LP, 5.869%,
                                                 3/30/25 (144A)                                               705,220
        5,400,000           5.25       BBB+/A3   Electricite de France SA, Floating
                                                 Rate Note (Perpetual) (144A)                               5,162,400
        3,365,000                    BBB+/Baa2   Enel Finance International NV,
                                                 5.125%, 10/7/19 (144A)                                     3,494,660
          848,166                      BB/Baa3   FPL Energy American Wind LLC,
                                                 6.639%, 6/20/23 (144A)                                       786,319
          155,715                        B/Ba2   FPL Energy Wind Funding LLC,
                                                 6.876%, 6/27/17 (144A)                                       130,801
        1,925,000                     BB+/Baa3   Israel Electric Corp, Ltd., 7.25%,
                                                 1/15/19 (144A)                                             2,050,125
          610,000                     BB+/Baa3   Israel Electric Corp, Ltd., 9.375%,
                                                 1/28/20 (144A)                                               719,800
          910,000                      BBB+/A3   Nevada Power Co., 6.5%, 8/1/18                             1,091,550
          802,596                        NR/WR   Orcal Geothermal, Inc., 6.21%,
                                                 12/30/20 (144A)                                              786,544
        2,690,000                     BBB/Baa3   Public Service Co. of New Mexico,
                                                 7.95%, 5/15/18                                             3,232,872
        2,200,000           6.25     BBB-/Baa2   Southern California Edison Co.,
                                                 Floating Rate Note (Perpetual)                             2,310,000
                                                                                                  -------------------
                                                                                                  $        21,612,767
---------------------------------------------------------------------------------------------------------------------
                                                 Gas Utilities -- 0.2%
        2,324,545                        A+/A1   Nakilat, Inc., 6.267%, 12/31/33
                                                 (144A)                                           $         2,440,772
---------------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 0.4%
        5,055,000                    BBB+/Baa1   New York State Electric & Gas Corp.,
                                                 6.15%, 12/15/17 (144A)                           $         5,666,028
          336,944                        NR/NR   Ormat Funding Corp., 8.25%,
                                                 12/30/20                                                     303,250
                                                                                                  -------------------
                                                                                                  $         5,969,278
---------------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- 0.4%
          622,768                      BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                                 6/30/35 (144A)                                   $           653,382
          850,000           6.65         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                                 3/13/15 (Cat Bond) (144A)                                    878,135
        2,105,000                    BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                                 3/30/21 (144A)                                             2,207,194
        1,016,000                      BB+/Ba1   NSG Holdings LLC, 7.75%,
                                                 12/15/25 (144A)                                            1,051,560

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 57

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers &
                                                 Energy Traders -- (continued)
        2,378,848                    BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                                 7/31/29 (144A)                                   $         2,341,434
                                                                                                  -------------------
                                                                                                  $         7,131,705
                                                                                                  -------------------
                                                 Total Utilities                                  $        37,154,522
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $534,117,208)                              $       570,846,295
---------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AND AGENCY
                                                 OBLIGATIONS -- 19.4%
       33,571,912                      AAA/Aaa   Federal National Mortgage Association,
                                                 3.0%, 8/1/42-12/1/42                             $        32,850,454
        2,355,339                      AAA/Aaa   Federal National Mortgage Association,
                                                 3.5%, 11/1/42-12/1/42                                      2,397,214
       16,850,119                      AAA/Aaa   Federal National Mortgage Association,
                                                 4.0%, 7/1/18-2/1/43                                       17,581,570
       30,723,561                      AAA/Aaa   Federal National Mortgage Association,
                                                 4.5%, 11/1/20-1/1/42                                      32,558,926
       15,341,758                      AAA/Aaa   Federal National Mortgage Association,
                                                 5.0%, 12/1/17-8/1/40                                      16,641,685
        5,990,183                      AAA/Aaa   Federal National Mortgage Association,
                                                 5.5%, 9/1/17-6/1/36                                        6,489,871
        5,912,655                      AAA/Aaa   Federal National Mortgage Association,
                                                 6.0%, 6/1/16-7/1/38                                        6,511,595
        1,222,805                      AAA/Aaa   Federal National Mortgage Association,
                                                 6.5%, 1/1/15-11/1/37                                       1,382,250
          131,535                      AAA/Aaa   Federal National Mortgage Association,
                                                 7.0%, 7/1/21-1/1/32                                          152,101
            3,343                      AAA/Aaa   Federal National Mortgage Association,
                                                 7.5%, 8/1/20-4/1/30                                            3,601
           19,895                      AAA/Aaa   Federal National Mortgage Association,
                                                 8.0%, 4/1/20-5/1/31                                           23,142
        1,172,766                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 4.5%, 3/1/20-10/1/20                                       1,235,492
        4,953,936                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 5.0%, 10/1/20-10/1/38                                      5,304,109
        2,112,937                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 5.5%, 12/1/18-11/1/35                                      2,284,917
        5,089,283                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 6.0%, 5/1/17-12/1/36                                       5,601,476
          453,482                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 6.5%, 11/1/30-4/1/34                                         506,029
          494,992                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                                 7.0%, 8/1/22-11/1/30                                         536,804
        7,211,374                      AAA/Aaa   Government National Mortgage
                                                 Association I, 4.5%, 7/15/33-8/15/41                       7,680,271

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 U.S. Government and Agency
                                                 Obligations -- (continued)
        1,835,612                      AAA/Aaa   Government National Mortgage
                                                 Association I, 5.0%,
                                                 10/15/18-4/15/35                                 $         2,004,664
        7,892,193                      AAA/Aaa   Government National Mortgage
                                                 Association I, 5.5%,
                                                 10/15/17-2/15/37                                           8,602,889
        8,366,023                      AAA/Aaa   Government National Mortgage
                                                 Association I, 6.0%,
                                                 8/15/13-10/15/36                                           9,341,356
        4,179,092                      AAA/Aaa   Government National Mortgage
                                                 Association I, 6.5%,
                                                 1/15/29-7/15/35                                            4,768,180
          728,109                      AAA/Aaa   Government National Mortgage
                                                 Association I, 7.0%,
                                                 12/15/13-5/15/32                                             849,134
          142,301                      AAA/Aaa   Government National Mortgage
                                                 Association I, 7.5%,
                                                 2/15/26-12/15/31                                             159,813
            5,181                      AAA/Aaa   Government National Mortgage
                                                 Association I, 7.75%, 2/15/30                                  5,688
        4,600,392                      AAA/Aaa   Government National Mortgage
                                                 Association II, 4.5%,
                                                 12/20/34-9/20/41                                           4,956,055
        1,672,526                      AAA/Aaa   Government National Mortgage
                                                 Association II, 5.5%,
                                                 10/20/19-4/20/34                                           1,804,710
           56,584                      AAA/Aaa   Government National Mortgage
                                                 Association II, 6.5%,
                                                 2/20/29-4/20/29                                               64,497
          260,321                      AAA/Aaa   Government National Mortgage
                                                 Association II, 7.0%,
                                                 11/20/28-12/20/30                                            302,914
        1,200,000                        NR/NR   U.S. Treasury Bonds, 3.125%, 2/15/43                       1,120,126
        7,620,000                      AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                        8,760,623
        1,365,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39                      1,600,037
        5,450,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38                       6,381,612
        2,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.375%, 5/15/40                       2,345,624
        8,440,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                        10,050,192
        8,435,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38                        10,064,009
        9,068,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39                        10,841,928
        4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40                       4,874,376
        5,100,000                      AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                       6,483,375
        4,000,000                      AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31                       5,210,624
          840,000                      AA+/Aaa   U.S. Treasury Bonds, 5.5%, 8/15/28                         1,093,050
        4,750,000                      AA+/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23                        6,373,906

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 59

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 U.S. Government and Agency
                                                 Obligations -- (continued)
          450,000                      AA+/Aaa   U.S. Treasury Bonds, 7.875%,
                                                 2/15/21                                          $           637,735
        8,700,000                        NR/NR   U.S. Treasury Notes, 0.25%, 2/28/15                        8,693,545
       10,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.25%, 9/15/15                        9,959,380
        5,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.625%, 8/31/17                       4,897,265
        7,100,000                        NR/NR   U.S. Treasury Notes, 0.75%, 2/28/18                        6,926,384
        5,000,000                      AA+/Aaa   U.S. Treasury Notes, 1.625%, 8/15/22                       4,691,015
        3,400,000                        NR/NR   U.S. Treasury Notes, 2.0%, 2/15/23                         3,272,235
        8,000,000                      AA+/Aaa   U.S. Treasury Notes, 2.125%, 8/15/21                       7,967,504
        2,700,000                      AA+/Aaa   U.S. Treasury Notes, 2.625%,
                                                 11/15/20                                                   2,813,273
        8,750,000                      AA+/Aaa   U.S. Treasury Notes, 2.75%, 2/15/19                        9,313,281
        6,380,000                      AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19                       6,923,793
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS
                                                 (Cost $300,716,747)                              $       313,896,299
---------------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 6.9%
                                                 Municipal Airport -- 0.1%
        1,000,000                     BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                                 1/15/17                                          $         1,108,950
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Development -- 0.7%
        2,925,000                      AA-/Aa3   California Statewide Communities
                                                 Development Authority, 6.0%,
                                                 8/15/42                                          $         3,354,244
        2,350,000                    BBB-/Baa3   Louisiana Local Government
                                                 Environmental Facilities &
                                                 Community Development Authority,
                                                 6.5%, 11/1/35                                              2,549,186
        2,560,000                     BBB/Baa2   Parish of St. John the Baptist
                                                 Louisiana, 5.125%, 6/1/37                                  2,566,374
        2,310,000                     BBB/Baa3   Selma Industrial Development
                                                 Board, 5.8%, 5/1/34                                        2,492,051
                                                                                                  -------------------
                                                                                                  $        10,961,855
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal General -- 1.1%
        4,075,000                        AA/A2   JobsOhio Beverage System,
                                                 3.985%, 1/1/29                                   $         3,837,672
        1,035,000                        AA/A2   JobsOhio Beverage System,
                                                 4.532%, 1/1/35                                               978,758
        4,500,000                       AA-/A1   New Jersey Economic Development
                                                 Authority, 0.0%, 2/15/18 (d)                               3,927,825
        2,750,000                        A+/A1   New Jersey Transportation Trust
                                                 Fund Authority, 5.5%, 6/15/41                              2,962,822

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal General -- (continued)
        2,400,000                      AAA/Aa1   New York City Transitional Finance
                                                 Authority Future Tax Secured Revenue,
                                                 5.0%, 11/1/33                                    $         2,562,264
        1,050,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                                 Supply Corp III, 5.0%, 12/15/30                            1,049,979
        2,100,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                                 Supply Corp III, 5.0%, 12/15/31                            2,087,442
                                                                                                  -------------------
                                                                                                  $        17,406,762
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Higher Education -- 2.9%
        1,025,000                        A+/NR   Baylor University, 4.313%, 3/1/42                $           945,388
        1,980,000                      AAA/Aaa   California Educational Facilities
                                                 Authority, 5.0%, 6/1/43                                    2,315,927
        3,000,000                      AAA/Aaa   Connecticut State Health &
                                                 Educational Facility Authority,
                                                 5.0%, 7/1/40                                               3,242,970
        4,600,000                      AAA/Aaa   Connecticut State Health &
                                                 Educational Facility Authority,
                                                 5.0%, 7/1/42                                               4,862,522
        2,300,000                      AAA/Aaa   Houston Higher Education Finance
                                                 Corp., 4.5%, 11/15/37                                      2,367,137
        1,500,000                      AAA/Aaa   Houston Higher Education Finance
                                                 Corp., 5.0%, 5/15/40                                       1,606,140
        1,100,000                       AA/Aa1   Illinois Finance Authority, 5.0%,
                                                 10/1/51                                                    1,134,452
        1,200,000                      AAA/Aaa   Massachusetts Development
                                                 Finance Agency, 5.0%, 10/15/40                             1,303,632
        6,500,000                      AAA/Aaa   Massachusetts Health & Educational
                                                 Facilities Authority, 5.5%, 11/15/36                       7,296,510
        1,425,000                      AAA/Aaa   Massachusetts Health & Educational
                                                 Facilities Authority, 5.5%, 7/1/32                         1,768,454
        1,000,000                      AAA/Aaa   Massachusetts Health & Educational
                                                 Facilities Authority, 6.0%, 7/1/36                         1,152,110
        2,850,000                      AAA/Aaa   Missouri State Health & Educational
                                                 Facilities Authority, 5.0%, 11/15/39                       3,064,035
        1,600,000                       AA/Aa1   New York State Dormitory Authority
                                                 Series A, 5.0%, 7/1/40                                     1,716,144
        2,590,000                      AAA/Aaa   New York State Dormitory Authority,
                                                 5.0%, 10/1/41                                              2,777,205
        2,150,000                       AA/Aa1   New York State Dormitory Authority,
                                                 5.0%, 7/1/35                                               2,322,538
          875,000                      AA-/Aa3   New York State Dormitory Authority,
                                                 5.0%, 7/1/37                                                 937,221
        3,700,000                      AAA/Aaa   New York State Dormitory Authority,
                                                 5.0%, 7/1/38                                               3,952,895

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 61

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Higher
                                                 Education -- (continued)
          800,000                      AAA/Aaa   Permanent University Fund,
                                                 5.0%, 7/1/30                                     $           891,872
        2,600,000                       AA/Aa1   University of California, 3.38%,
                                                 5/15/28                                                    2,420,470
          525,000                      AAA/Aaa   University of Texas System,
                                                 5.0%, 8/15/43                                                564,386
                                                                                                  -------------------
                                                                                                  $        46,642,008
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Medical -- 0.2%
          325,000                       AA-/A1   Massachusetts Development
                                                 Finance Agency, 5.25%, 4/1/37                    $           342,969
          550,000                       AA-/A1   Massachusetts Development
                                                 Finance Agency, 5.375%, 4/1/41                               580,816
        1,765,000                      AA-/Aa2   Ohio Higher Educational Facility
                                                 Commission, 5.0%, 1/1/42                                   1,797,088
                                                                                                  -------------------
                                                                                                  $         2,720,873
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Pollution -- 0.4%
          995,000                      A-/Baa1   County of Sweetwater Wyoming,
                                                 5.6%, 12/1/35                                    $         1,055,406
          980,000                     BBB/Baa3   Courtland Industrial Development
                                                 Board, 5.0%, 8/1/27                                          979,980
        3,965,000           5.95        BBB/NR   Port Freeport Texas, Floating Rate
                                                 Note, 5/15/33                                              4,277,997
                                                                                                  -------------------
                                                                                                  $         6,313,383
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Power -- 0.2%
        4,060,000                      AA-/Aa3   South Carolina State Public Service
                                                 Authority, 5.0%, 12/1/43                         $         4,250,292
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Transportation -- 0.1%
        1,600,000                       AA/Aa2   Harris County Metropolitan Transit
                                                 Authority, 5.0%, 11/1/41                         $         1,668,608
          600,000                      AA-/Aa3   Port Authority of New York & New
                                                 Jersey, 4.458%, 10/1/62                                      544,026
                                                                                                  -------------------
                                                                                                  $         2,212,634
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Water -- 0.9%
        2,400,000                      AAA/Aa1   City of Charleston South Carolina
                                                 Waterworks & Sewer System
                                                 Revenue, 5.0%, 1/1/35                            $         2,593,104
        2,800,000                      AAA/Aa1   City of Charleston South Carolina
                                                 Waterworks & Sewer System
                                                 Revenue, 5.0%, 1/1/41                                      2,991,296
        3,275,000                      AA-/Aa3   City of San Francisco California
                                                 Public Utilities Commission Water
                                                 Revenue, 5.0%, 11/1/37                                     3,454,274

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Water -- (continued)
          800,000                      AAA/Aa2   Hampton Roads Sanitation District,
                                                 5.0%, 4/1/38                                     $           842,072
        1,415,000                      AAA/Aaa   Metropolitan Water Reclamation
                                                 District of Greater Chicago, 5.0%,
                                                 12/1/30                                                    1,532,162
        1,200,000                      AAA/Aaa   Metropolitan Water Reclamation
                                                 District of Greater Chicago, 5.0%,
                                                 12/1/32                                                    1,291,296
        1,750,000                       AAA/NR   Tarrant Regional Water District,
                                                 5.0%, 3/1/52                                               1,807,085
                                                                                                  -------------------
                                                                                                  $        14,511,289
---------------------------------------------------------------------------------------------------------------------
                                                 Municipal Obligation -- 0.3%
        1,800,000                      AAA/Aa1   State of Florida, 4.0%, 6/1/27                   $         1,843,668
          560,000                      AA+/Aa1   State of Washington, 3.0%, 7/1/28                            488,914
        1,660,000                      AA+/Aa1   State of Washington, 5.0%, 7/1/18                          1,933,684
        1,400,000                      AA+/Aa1   State of Washington, 5.0%, 8/1/39                          1,488,942
                                                                                                  -------------------
                                                                                                  $         5,755,208
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $108,858,572)                              $       111,883,254
---------------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE
                                                 LOAN INTERESTS -- 5.4%**
                                                 ENERGY -- 0.2%
                                                 Integrated Oil & Gas -- 0.1%
        2,005,939           4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                                 Loan, 5/2/16                                     $         2,015,969
---------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining &
                                                 Marketing -- 0.1%
        1,446,125           3.75        BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                                 Tranche B Term Loan, 3/30/18                     $         1,425,518
                                                                                                  -------------------
                                                 Total Energy                                     $         3,441,487
---------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.3%
                                                 Commodity Chemicals -- 0.1%
          781,786           4.50        NR/Ba2   Tronox, Inc., New Term Loan,
                                                 1/24/17                                          $           786,812
---------------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 0.0%+
          125,851           3.03       BBB/Ba1   Celanese US Holdings LLC, Dollar
                                                 Term C Loan (Extended), 10/31/16                 $           127,004
---------------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.1%
        1,611,537           5.59       BB+/Ba1   Chemtura Corp., Term Facility, 8/29/16           $         1,621,610
          257,302           2.73       BB+/Ba1   Huntsman International LLC,
                                                 Extended Term B Loan, 4/19/17                                258,335
                                                                                                  -------------------
                                                                                                  $         1,879,945
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 63

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.0%+
          422,875           4.50          B/B1   BWAY Holding Co., Initial Term Loan,
                                                 8/31/17                                          $           424,989
---------------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.1%
        1,181,750           5.25        BB-/B1   Fairmount Minerals, Ltd., Tranche B
                                                 Term Loan, 3/15/17                               $         1,185,074
                                                                                                  -------------------
                                                 Total Materials                                  $         4,403,824
---------------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.5%
                                                 Aerospace & Defense -- 0.4%
        1,362,245           6.25         B-/B2   DAE Aviation Holdings, Inc., Tranche B-1
                                                 Loan, 11/2/18                                    $         1,363,948
          617,552           6.25          B/B2   Standard Aero, Ltd., Tranche B-2
                                                 Loan, 11/2/18                                                618,324
        1,316,700           3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/31/20                     1,316,289
          743,451           6.25        BB-/WR   DynCorp International, Inc., Term Loan,
                                                 7/7/16                                                       748,098
          641,875           3.75      BBB-/Ba1   Spirit Aerosystems, Inc., Term B Loan,
                                                 4/18/19                                                      647,759
        1,565,223           4.50        BB-/B1   Tasc, Inc., New Tranche B Term Loan,
                                                 12/18/15                                                   1,570,114
                                                                                                  -------------------
                                                                                                  $         6,264,532
---------------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.1%
        2,353,175           4.50        B+/Ba3   WESCO International, Inc., Tranche B-1
                                                 Loan, 12/4/19                                    $         2,362,421
                                                                                                  -------------------
                                                 Total Capital Goods                              $         8,626,953
---------------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.2%
                                                 Environmental & Facilities
                                                 Services -- 0.2%
        2,549,865           2.19         NR/WR   Synagro Technologies, Inc., Term Loan
                                                 (First Lien), 4/2/14                             $         2,511,617
                                                                                                  -------------------
                                                 Total Commercial Services &
                                                 Supplies                                         $         2,511,617
---------------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Air Freight & Logistics -- 0.1%
          462,700           0.18         NR/NR   CEVA Group Plc, Dollar Tranche B
                                                 Pre-Funded Term Loan, 8/31/16                    $           434,938
          351,403           5.28         NR/NR   CEVA Group Plc, EGL Tranche B Term
                                                 Loan, 8/31/16                                                338,665
          843,532           5.28       CCC+/B3   CEVA Group Plc, US Tranche B Term
                                                 Loan, 8/31/16                                                799,247
                                                                                                  -------------------
                                                                                                  $         1,572,850
                                                                                                  -------------------
                                                 Total Transportation                             $         1,572,850
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.5%
                                                 Auto Parts & Equipment -- 0.3%
          236,793          3.20        BB-/Ba3   Allison Transmission, Inc., New Term B-2
                                                 Loan, 8/7/17                                     $           237,927
        1,005,278          4.25        BB-/Ba3   Allison Transmission, Inc., Term B-3
                                                 Loan, 8/15/19                                              1,011,718
        1,047,162          2.13           B/B1   Federal-Mogul Corp., Tranche B Term
                                                 Loan, 12/29/14                                             1,002,096
          534,266          2.13           B/B1   Federal-Mogul Corp., Tranche C Term
                                                 Loan, 12/29/14                                               511,274
          836,566          5.50          NR/NR   TI Group Automotive Systems LLC,
                                                 Additional Term Loan, 3/28/19                                844,137
          688,096          3.75         BB/Ba2   Tomkins LLC, Term B-2 Loan,
                                                 9/29/16                                                      692,611
                                                                                                  -------------------
                                                                                                  $         4,299,763
---------------------------------------------------------------------------------------------------------------------
                                                 Tires & Rubber -- 0.2%
        4,190,000          4.75         BB/Ba1   Goodyear Tire & Rubber Co.,
                                                 Loan (Second Lien), 4/30/19                      $         4,207,024
                                                                                                  -------------------
                                                 Total Automobiles & Components                   $         8,506,787
---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.1%
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.1%
          905,730          3.25       BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                                 2/13/19                                          $           906,484
                                                                                                  -------------------
                                                 Total Consumer Durables & Apparel                $           906,484
---------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.1%
                                                 Casinos & Gaming -- 0.1%
        1,061,563          4.00        BB+/Ba1   Pinnacle Entertainment, Inc., Series A
                                                 Incremental Term Loan, 3/19/19                   $         1,064,549
---------------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.0%+
          486,325          3.75         BB/Ba3   Burger King Corp., Tranche B Term
                                                 Loan (2012), 9/28/19                             $           489,017
                                                                                                  -------------------
                                                 Total Consumer Services                          $         1,553,566
---------------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.6%
                                                 Advertising -- 0.1%
        1,081,346          6.50          B-/B2   Affinion Group, Inc., Tranche B Term
                                                 Loan, 10/9/16                                    $         1,030,176
---------------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.1%
        2,300,409          4.50          B+/B2   Univision Communications, Inc., 2013
                                                 Converted Extended First-Lien Term
                                                 Loan, 2/22/20                                    $         2,283,568
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 65

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.1%
        1,725,000          3.00       BB+/Baa3   Charter Communications Operating
                                                 LLC, Term F Facility Loan, 1/3/21                $         1,717,933
---------------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.2%
          684,691          3.75        NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                                 Loan, 2/28/18                                    $           686,403
        1,644,793          4.50        BB-/Ba2   Live Nation Entertainment, Inc.,
                                                 Term B Loan, 11/7/16                                       1,657,458
                                                                                                  -------------------
                                                                                                  $         2,343,861
---------------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.1%
        2,252,319          3.75         B+/Ba3   Interactive Data Corp., Refinanced
                                                 Term Loan, 2/11/18                               $         2,245,280
                                                                                                  -------------------
                                                 Total Media                                      $         9,620,818
---------------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.2%
                                                 Automotive Retail -- 0.2%
        3,836,700          4.25          BB/NR   Chrysler Group LLC, Tranche B Term
                                                 Loan, 5/24/17                                    $         3,857,583
                                                                                                  -------------------
                                                 Total Retailing                                  $         3,857,583
---------------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE &
                                                 TOBACCO -- 0.0%+
                                                 Packaged Foods & Meats -- 0.0%+
           23,940          3.25         BB/Ba3   Pinnacle Foods Finance LLC, New
                                                 Term Loan G, 4/29/20                             $            23,848
                                                                                                  -------------------
                                                 Total Food, Beverage & Tobacco                   $            23,848
---------------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.1%
                                                 Household Products -- 0.0%+
          324,836          5.25          B-/B2   Wash Multifamily Laundry Systems,
                                                 LLC U.S. Term Loan, 2/21/19                      $           326,866
---------------------------------------------------------------------------------------------------------------------
                                                 Personal Products -- 0.1%
          861,429          3.50        BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17               $           862,954
                                                                                                  -------------------
                                                 Total Household & Personal
                                                 Products                                         $         1,189,820
---------------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 0.7%
                                                 Health Care Equipment -- 0.0%+
          694,750          4.50       BBB-/Ba2   Hologic, Inc., Tranche B Term Loan,
                                                 4/29/19                                          $           697,952
---------------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
        2,166,633          5.00         BB-/B1   Immucor, Inc., Term B-2 Loan,
                                                 8/19/18                                          $         2,175,661
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.1%
          547,250          6.75          B+/B1   Ardent Medical Services, Inc., 1st
                                                 Lien Term Loan, 7/2/18                           $           550,214
          390,000          4.50        BB-/Ba2   DaVita HealthCare Partners, Inc.,
                                                 Tranche B Term Loan, 10/20/16                                392,557
                                                                                                  -------------------
                                                                                                  $           942,771
---------------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.5%
        2,199,732          3.77         BB/Ba2   Community Health Systems, Inc.,
                                                 Extended Term Loan, 7/25/14                      $         2,205,231
          747,900          2.95         BB/Ba3   HCA, Inc., Tranche B-4 Term Loan,
                                                 5/1/18                                                       745,797
        1,793,613          3.03         BB/Ba3   HCA, Inc., Tranche B-5 Term Loan,
                                                 3/31/17                                                    1,787,073
        1,629,366          3.50        BB-/Ba3   Health Management Associates, Inc.,
                                                 Replacement Term B Loan, 11/18/18                          1,629,366
          955,684          2.44        BB+/Ba2   Universal Health Services, Inc.,
                                                 Tranche B-1 Term Loan, 11/15/16                              958,671
                                                                                                  -------------------
                                                                                                  $         7,326,138
---------------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.0%+
          457,795          3.75         NR/Ba3   IMS Healthcare, Inc., Tranche B-1
                                                 Dollar Term Loan, 9/1/17                         $           458,424
                                                                                                  -------------------
                                                 Total Health Care Equipment
                                                 & Services                                       $        11,600,946
---------------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 0.4%
                                                 Biotechnology -- 0.1%
        1,004,956          4.25        BB+/Ba2   Grifols, Inc., New U.S. Tranche B Term
                                                 Loan, 6/4/17                                     $         1,011,506
---------------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.1%
          152,673          4.00        BB+/Ba1   Endo Health Solutions, Inc., Term
                                                 Loan B 2011, 6/18/18                             $           152,782
        1,697,542          3.50      BBB-/Baa2   RPI Finance Trust, 6.75 Year Term
                                                 Loan (2012), 5/9/18                                        1,701,786
          621,875          3.50         NR/Ba1   Valeant Pharmaceuticals
                                                 International, Inc., Series C-1
                                                 Tranche B Term Loan, 12/11/19                                618,183
                                                                                                  -------------------
                                                                                                  $         2,472,751
---------------------------------------------------------------------------------------------------------------------
                                                 Life Sciences Tools & Services -- 0.2%
        2,700,440          3.70        BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                                 Refinancing Dollar Term-1 (2016),
                                                 9/15/16                                          $         2,691,439
                                                                                                  -------------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences                    $         6,175,696
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 67

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.1%
                                                 Other Diversified Financial
                                                 Services -- 0.1%
          198,004          4.75           B/B1   WideOpenWest Finance LLC, Term B
                                                 Loan, 3/27/19                                    $           198,808
          999,288          5.25         BB/Ba3   Ship Luxco 3 S.a.r.l., Facility B2AII
                                                 Term Loan, 11/29/19                                        1,007,532
                                                                                                  -------------------
                                                                                                  $         1,206,340
                                                                                                  -------------------
                                                 Total Diversified Financials                     $         1,206,340
---------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.5%
                                                 Insurance Brokers -- 0.1%
        1,746,201          3.70          B+/B1   HUB International, Term Loan,
                                                 6/13/17                                          $         1,749,631
---------------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.4%
        6,303,325          5.25          B-/B1   USI, Inc., Initial Term Loan,
                                                 12/27/19                                         $         6,324,006
                                                                                                  -------------------
                                                 Total Insurance                                  $         8,073,637
---------------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.2%
                                                 Internet Software & Services -- 0.1%
        1,388,050          4.00        BB+/Ba3   Autotrader.com, Inc., Tranche B-1
                                                 Term Loan, 12/15/16                              $         1,399,841
---------------------------------------------------------------------------------------------------------------------
                                                 IT Consulting & Other Services -- 0.1%
        1,017,010          3.94         BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                                 Term Loan, 2/28/17                               $         1,019,552
---------------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.0%+
          376,387          3.20       BB+/Baa2   Nuance Communications, Inc., Term C
                                                 Loan, 3/31/16                                    $           377,892
---------------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.0%+
          130,875          2.20       BBB-/Ba2   The Reynolds & Reynolds Co.,
                                                 Tranche B Term Loan, 3/9/18                      $           131,366
                                                                                                  -------------------
                                                 Total Software & Services                        $         2,928,651
---------------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.3%
                                                 Communications Equipment -- 0.3%
          925,793          3.75         BB/Ba2   CommScope, Inc., Tranche 2 Term
                                                 Loan, 1/14/18                                    $           928,976
        2,958,172          4.00       BBB-/Ba3   Riverbed Technology, Inc., Loan,
                                                 12/18/19                                                   2,976,661
                                                                                                  -------------------
                                                                                                  $         3,905,637
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/13

---------------------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.0%+
          387,481          2.45        BB+/Ba2   Flextronics International, Ltd.,
                                                 A Closing Date Loan, 10/1/14                     $           388,127
           71,616          2.45        BB+/Ba2   Flextronics International, Ltd.,
                                                 A-1-A Delayed Draw Loan, 10/1/14                              71,735
           45,584          2.45        BB+/Ba2   Flextronics International, Ltd.,
                                                 A-2 Delayed Draw Loan, 10/1/14                                45,660
           53,182          2.45        BB+/Ba2   Flextronics International, Ltd.,
                                                 A-3 Delayed Draw Loan, 10/1/14                                53,270
                                                                                                  -------------------
                                                                                                  $           558,792
                                                                                                  -------------------
                                                 Total Technology Hardware &
                                                 Equipment                                        $         4,464,429
---------------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.2%
                                                 Semiconductor Equipment -- 0.2%
        3,048,411          4.50         BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan,
                                                 11/9/19                                          $         3,059,843
---------------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.0%+
          854,350          3.75         BB/Ba2   Microsemi Corp., Term Loan,
                                                 2/19/20                                          $           859,333
                                                                                                  -------------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                          $         3,919,176
---------------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.1%
                                                 Independent Power Producers
                                                 & Energy Traders -- 0.1%
        1,342,660          2.75       BB+/Baa3   NRG Energy, Inc., Term Loan
                                                 (2013), 7/1/18                                   $         1,332,111
          802,775          4.75        BB+/Ba1   NSG Holdings LLC, New Term
                                                 Loan, 12/11/19                                               816,824
                                                                                                  -------------------
                                                                                                  $         2,148,935
                                                                                                  -------------------
                                                 Total Utilities                                  $         2,148,935
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE
                                                 LOAN INTERESTS
                                                 (Cost $85,349,751)                               $        86,733,447
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 69

---------------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------------
                                                 RIGHTS / WARRANTS -- 0.0%+
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.0%+
                                                 Auto Parts & Equipment -- 0.0%+
              247                                Lear Corp., 11/9/14                              $            28,714
                                                                                                  -------------------
                                                 Total Automobiles & Components                   $            28,714
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL RIGHTS / WARRANTS
                                                 (Cost $13,341)                                   $            28,714
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN
                                                 SECURITIES -- 98.3%
                                                 (Cost $1,532,385,721) (a)                        $     1,588,414,267
---------------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS & LIABILITIES -- 1.7%               $        26,972,071
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                       $     1,615,386,338
=====================================================================================================================
                                                 CREDIT DEFAULT
                                                 SWAP AGREEMENTS
---------------------------------------------------------------------------------------------------------------------
Notional                                         Swap Counterparty/                               Unrealized
Principal($)                                     Referenced Obligation                            Appreciation
---------------------------------------------------------------------------------------------------------------------
       14,000,000                                JPMorgan Chase & Co., Index:
                                                 Markit CDX.NA.IG.18, 1.0%, 6/20/17               $           195,506
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CREDIT DEFAULT
                                                 SWAP AGREEMENTS
                                                 (Cost $3,045)                                    $           195,506
---------------------------------------------------------------------------------------------------------------------

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

+           Rounds to less than 0.05%.

(Perpetual) Security with no stated maturity date.

(Cat Bond) Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2013, the value of these securities amounted to $408,370,165 or 25.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/13

(a) At June 30, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,535,003,268 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                          $ 79,564,569

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                           (26,153,570)
                                                                                  ------------
            Net unrealized appreciation                                           $ 53,410,999
                                                                                  ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2013 were as follows:

          ----------------------------------------------------------------------
                                                     Purchases      Sales
          ----------------------------------------------------------------------
          Long-Term U.S. Government Securities       $151,455,037   $102,839,254
          Other Long-Term Securities                 $541,943,245   $324,724,699

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 71

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                   Level 1          Level 2           Level 3         Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds        $          --    $   13,057,996    $         --    $   13,057,996
Preferred Stocks                      22,516,855         6,663,040       2,241,535        31,421,430
Convertible Preferred Stocks           6,698,340                --              --         6,698,340
Asset Backed Securities                       --       137,243,981              --       137,243,981
Collateralized Mortgage
   Obligations                                --       316,604,511              --       316,604,511
Corporate Bonds                               --       570,058,746         787,549       570,846,295
U.S. Government
   Agency Obligations                         --       313,896,299              --       313,896,299
Municipal Bonds                               --       111,883,254              --       111,883,254
Senior Floating Rate
   Loan Interests                             --        86,733,447              --        86,733,447
Rights/Warrants                           28,714                --              --            28,714
----------------------------------------------------------------------------------------------------
Total                              $  29,243,909    $1,556,141,274    $  3,029,084    $1,588,414,267
====================================================================================================
Other Financial Instruments:
Unrealized appreciation on
   credit default swaps            $          --    $      195,506    $         --    $      195,506
Net unrealized appreciation
   on futures contracts                  356,124                --              --           356,124
----------------------------------------------------------------------------------------------------
Total                              $     356,124    $      195,506    $         --    $      551,630
====================================================================================================

During the year ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/13

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                    Preferred        Corporate
                                    Stocks           Bonds          Total
--------------------------------------------------------------------------------
Balance as of 6/30/12               $           --   $         --   $         --
Realized gain (loss)1                           --             --             --
Change in unrealized appreciation
   (depreciation)2                          41,535         84,799        126,334
Purchases                                2,200,000        702,750      2,902,750
Sales                                           --             --             --
Transfers in and out of Level 3**               --             --             --
--------------------------------------------------------------------------------
Balance as of 6/30/13               $    2,241,535   $    787,549   $  3,029,084
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

**    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 73

Statement of Assets and Liabilities | 6/30/13

ASSETS:
  Investment in securities (cost $1,532,385,721)                                    $1,588,414,267
  Cash                                                                                  15,340,216
  Futures Collateral                                                                       280,127
  Receivables --
     Investment securities sold                                                         56,483,004
     Fund shares sold                                                                    4,128,291
     Interest                                                                           12,269,794
     Dividends                                                                             217,072
     Due from Pioneer Investment Management, Inc.                                          215,035
     Variation margin                                                                       13,577
  Net unrealized appreciation on futures contracts                                         356,124
  Unrealized appreciation on credit default swaps                                          195,506
  Other                                                                                     22,071
---------------------------------------------------------------------------------------------------
        Total assets                                                                $1,677,935,084
===================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                               $   38,470,822
      Fund shares repurchased                                                           22,101,619
      Dividends                                                                          1,067,036
   Credit default swaps, premiums received                                                   3,405
   Due to affiliates                                                                       387,854
   Accrued expenses                                                                        258,216
   Credit default swap collateral                                                          259,794
---------------------------------------------------------------------------------------------------
         Total liabilities                                                          $   62,548,746
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $1,579,207,574
  Undistributed net investment income                                                      155,624
  Accumulated net realized loss on investments and futures contracts                   (20,557,036)
  Net unrealized appreciation on investments                                            56,028,546
  Net unrealized appreciation on credit default swap                                       195,506
  Net unrealized appreciation on futures contracts                                         356,124
---------------------------------------------------------------------------------------------------
        Total net assets                                                            $1,615,386,338
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $565,569,080/58,468,501 shares)                                $         9.67
   Class B (based on $8,804,710/915,808 shares)                                     $         9.61
   Class C (based on $87,762,980/9,173,621 shares)                                  $         9.57
   Class K (based on $9,736/1,007 shares)                                           $         9.67
   Class R (based on $31,168,876/3,193,540 shares)                                  $         9.76
   Class Y (based on $916,182,104/95,609,344 shares)                                $         9.58
   Class Z (based on $5,888,852/607,270 shares)                                     $         9.70
MAXIMUM OFFERING PRICE:
  Class A ($9.67 / 95.5% )                                                          $        10.13
===================================================================================================

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/13

Statement of Operations

For the Year Ended 6/30/13
INVESTMENT INCOME:
   Interest                                                      $  71,728,059
   Dividends                                                         2,022,666
-----------------------------------------------------------------------------------------------
          Total investment income                                                $  73,750,725
===============================================================================================
EXPENSES:
  Management fees                                                $   7,666,695
  Transfer agent fees
     Class A                                                           315,452
     Class B                                                            42,602
     Class C                                                            46,733
     Class R                                                             8,432
     Class Y                                                            70,472
     Class Z                                                             7,790
  Distribution fees
     Class A                                                         1,324,184
     Class B                                                           113,153
     Class C                                                           985,984
     Class R                                                           137,342
  Shareholder communications expense                                 1,699,372
  Administrative reimbursements                                        463,117
  Custodian fees                                                       145,415
  Registration fees                                                    254,493
  Professional fees                                                    122,683
  Printing expense                                                      48,602
  Fees and expenses of nonaffiliated Trustees                           65,725
  Miscellaneous                                                        284,757
-----------------------------------------------------------------------------------------------
         Total expenses                                                          $  13,803,003
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                    (905,790)
-----------------------------------------------------------------------------------------------
         Net expenses                                                            $  12,897,213
-----------------------------------------------------------------------------------------------
            Net investment income                                                $  60,853,512
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND CREDIT DEFAULT SWAP:
  Net realized gain (loss) on:
     Investments                                                 $  (1,979,539)
     Futures contracts                                               1,686,471
     Credit default swap                                               141,945   $    (151,123)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $ (15,055,055)
     Futures contracts                                                  24,434
     Credit default swap                                               272,128   $ (14,758,493)
-----------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and credit
     default swap                                                                $ (14,909,616)
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $  45,943,896
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 75

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                6/30/13            6/30/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   60,853,512     $   59,027,080
Net realized loss on investments, futures contracts
  and credit default swaps                                            (151,123)          (335,503)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and credit default swap           (14,758,493)        17,926,112
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $   45,943,896     $   76,617,689
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.37 and $0.43 per share, respectively)         $  (19,971,054)    $  (19,730,298)
      Class B ($0.27 and $0.33 per share, respectively)               (315,610)          (543,288)
      Class C ($0.29 and $0.35 per share, respectively)             (2,893,417)        (3,283,618)
      Class K ($0.21 and $0.00 per share, respectively)                   (215)                --
      Class R ($0.34 and $0.40 per share, respectively)               (922,219)          (844,452)
      Class Y ($0.39 and $0.45 per share, respectively)            (36,953,978)       (36,596,527)
      Class Z ($0.40 and $0.46 per share, respectively)               (201,696)           (63,937)
Net realized gain:
      Class A ($0.00 and $0.05 per share, respectively)                     --         (2,175,260)
      Class B ($0.00 and $0.05 per share, respectively)                     --            (84,708)
      Class C ($0.00 and $0.05 per share, respectively)                     --           (468,609)
      Class R ($0.00 and $0.05 per share, respectively)                     --           (100,096)
      Class Y ($0.00 and $0.05 per share, respectively)                     --         (4,001,897)
      Class Z ($0.00 and $0.05 per share, respectively)                     --             (4,956)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                        $  (61,258,189)    $  (67,897,646)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  622,314,487     $  495,304,090
Reinvestment of distributions                                       46,411,448         41,060,757
Cost of shares repurchased                                        (471,635,739)      (452,496,717)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                $  197,090,196     $   83,868,130
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                $  181,775,903     $   92,588,173
--------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                1,433,610,435      1,341,022,262
--------------------------------------------------------------------------------------------------
End of year                                                     $1,615,386,338     $1,433,610,435
==================================================================================================
Undistributed (distributions in excess of) net
  investment income                                             $      155,624     $   (1,392,581)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/13

------------------------------------------------------------------------------------------------
                                 '13 Shares      '13 Amount        '12 Shares   '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        24,375,983    $ 241,840,642     16,727,695   $   161,640,303
Reinvestment of distributions       1,779,061       17,627,684      1,828,665        17,631,168
Less shares repurchased           (14,312,751)    (141,497,556)   (23,798,695)     (230,385,873)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      11,842,293    $ 117,970,770     (5,242,335)  $   (51,114,402)
================================================================================================
Class B
Shares exchanged                       88,345    $     868,374        247,924   $     2,395,584
Reinvestment of distributions          28,586          281,456         60,804           582,295
Less shares repurchased              (538,851)      (5,303,792)      (895,246)       (8,592,690)
------------------------------------------------------------------------------------------------
      Net decrease                   (421,920)   $  (4,153,962)      (586,518)  $    (5,614,811)
================================================================================================
Class C
Shares sold                         2,835,146    $  27,818,936      3,526,577   $    33,738,657
Reinvestment of distributions         216,666        2,124,028        270,485         2,578,644
Less shares repurchased            (3,614,367)     (35,367,504)    (2,738,794)      (26,122,885)
------------------------------------------------------------------------------------------------
      Net increase (decrease)        (562,555)   $  (5,424,540)     1,058,268   $    10,194,416
================================================================================================
Class K*
Shares sold                             1,007    $      10,000             --   $            --
Reinvestment of distributions              --               --             --                --
Less shares repurchased                    --               --             --                --
------------------------------------------------------------------------------------------------
      Net increase                      1,007    $      10,000             --   $            --
================================================================================================
Class R
Shares sold                         1,825,311    $  18,270,357      1,408,283   $    13,985,377
Reinvestment of distributions          83,994          839,417         80,268           780,766
Less shares repurchased            (1,149,162)     (11,490,246)    (1,160,309)      (11,320,599)
------------------------------------------------------------------------------------------------
      Net increase                    760,143    $   7,619,528        328,242   $     3,445,544
================================================================================================
Class Y
Shares sold                        33,476,220    $ 328,848,985     29,204,230   $   277,000,768
Reinvestment of distributions       2,580,484       25,341,202      2,032,263        19,420,618
Less shares repurchased           (28,264,359)    (276,929,646)   (18,352,855)     (175,882,776)
------------------------------------------------------------------------------------------------
      Net increase                  7,792,345    $  77,260,541     12,883,638   $   120,538,610
================================================================================================
Class Z
Shares sold                           468,315    $   4,657,193        156,608   $     6,543,401
Reinvestment of distributions          19,896          197,661          6,949            67,266
Less shares repurchased              (106,004)      (1,046,995)       (19,851)         (191,894)
------------------------------------------------------------------------------------------------
      Net increase                    382,207    $   3,807,859        143,706   $     6,418,773
================================================================================================

*  Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 77

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year       Year       Year       Year
                                                                 Ended       Ended      Ended      Ended      Ended
                                                                 6/30/13     6/30/12    6/30/11    6/30/10    6/30/09
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   9.73    $   9.66   $   9.44   $   8.63   $   9.10
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $   0.38    $   0.42   $   0.45   $   0.45   $   0.50
   Net realized and unrealized gain (loss) on investments           (0.07)       0.13       0.21       0.80      (0.31)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $   0.31    $   0.55   $   0.66   $   1.25   $   0.19
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.37)      (0.43)     (0.44)     (0.44)     (0.55)
   Net realized gain                                                   --       (0.05)        --         --      (0.11)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.06)   $   0.07   $   0.22   $   0.81   $  (0.47)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.67    $   9.73   $   9.66   $   9.44   $   8.63
===========================================================================================================================
Total return*                                                        3.21%       5.91%      7.08%     14.71%      2.65%
Ratio of net expenses to average net assets+                         0.85%       0.85%      0.85%      0.85%      0.89%(a)
Ratio of net investment income to average net assets+                3.77%       4.35%      4.63%      4.86%      5.88%
Portfolio turnover rate                                                28%         21%        36%        41%        34%
Net assets, end of period (in thousands)                         $565,569    $453,772   $500,905   $420,706   $320,036
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                     1.01%       1.03%      1.06%      1.07%      1.09%
  Net investment income                                              3.61%       4.17%      4.42%      4.64%      5.68%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                       0.85%       0.85%      0.85%      0.85%      0.89%(a)
  Net investment income                                              3.77%       4.35%      4.63%      4.86%      5.88%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/13

-----------------------------------------------------------------------------------------------------------------------------
                                                                     Year        Year        Year        Year        Year
                                                                     Ended       Ended       Ended       Ended       Ended
                                                                     6/30/13     6/30/12     6/30/11     6/30/10     6/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                 $  9.67     $  9.60     $  9.38     $  8.58     $  9.05
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                             $  0.27     $  0.31     $  0.35     $  0.35     $  0.42
   Net realized and unrealized gain (loss) on investments              (0.06)       0.14        0.21        0.79       (0.31)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                              $  0.21     $  0.45     $  0.56     $  1.14     $  0.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.27)      (0.33)      (0.34)      (0.34)      (0.47)
   Net realized gain                                                      --       (0.05)         --          --       (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.06)    $  0.07     $  0.22     $  0.80     $ (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  9.61     $  9.67     $  9.60     $  9.38     $  8.58
=============================================================================================================================
Total return*                                                           2.15%       4.82%       5.99%      13.47%       1.62%
Ratio of net expenses to average net assets+                            1.90%       1.90%       1.90%       1.90%       1.90%
Ratio of net investment income to average net assets+                   2.78%       3.31%       3.59%       3.89%       4.90%
Portfolio turnover rate                                                   28%         21%         36%         41%         34%
Net assets, end of period (in thousands)                             $ 8,805     $12,942     $18,474     $27,342     $31,738
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       2.05%       2.02%       1.95%       1.98%       1.99%
   Net investment income                                                2.63%       3.19%       3.54%       3.81%       4.81%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.90%       1.90%       1.90%       1.90%       1.90%
   Net investment income                                                2.78%       3.31%       3.59%       3.89%       4.90%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

The  accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 79

-----------------------------------------------------------------------------------------------------------------------------
                                                                     Year        Year        Year        Year        Year
                                                                     Ended       Ended       Ended       Ended       Ended
                                                                     6/30/13     6/30/12     6/30/11     6/30/10     6/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $  9.63     $  9.55     $  9.34     $  8.54     $  9.02
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                             $  0.29     $  0.33     $  0.36     $  0.37     $  0.42
   Net realized and unrealized gain (loss) on investments              (0.06)       0.15        0.20        0.78       (0.31)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                              $  0.23     $  0.48     $  0.56     $  1.15     $  0.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.29)      (0.35)      (0.35)      (0.35)      (0.48)
   Net realized gain                                                      --       (0.05)         --          --       (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.06)    $  0.08     $  0.21     $  0.80     $ (0.48)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  9.57     $  9.63     $  9.55     $  9.34     $  8.54
=============================================================================================================================
Total return*                                                           2.33%       5.12%       6.06%      13.63%       1.62%
Ratio of net expenses to average net assets+                            1.72%       1.73%       1.73%       1.79%       1.83%
Ratio of net investment income to average net assets+                   2.93%       3.47%       3.75%       3.91%       4.93%
Portfolio turnover rate                                                   28%         21%         36%         41%         34%
Net assets, end of period (in thousands)                             $87,763     $93,737     $82,915     $81,892     $53,045
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.72%       1.73%       1.73%       1.79%       1.83%
   Net investment income                                                2.93%       3.47%       3.75%       3.91%       4.93%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.72%       1.73%       1.73%       1.79%       1.83%
   Net investment income                                                2.93%       3.47%       3.75%       3.91%       4.93%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/13

-----------------------------------------------------------------------------------------------
                                                                                   12/20/12 (a)
                                                                                   to
                                                                                   6/30/13
-----------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                               $  9.94
-----------------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment income                                                            $  0.20
  Net realized and unrealized loss on investments                                    (0.26)
-----------------------------------------------------------------------------------------------
Net decrease from investment operations                                            $ (0.06)
-----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                              (0.21)
  Net realized gain                                                                     --
-----------------------------------------------------------------------------------------------
Net decrease in net asset value                                                    $ (0.27)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  9.67
===============================================================================================
Total return*                                                                        (0.61)%(b)
Ratio of net expenses to average net assets+                                          0.57%**
Ratio of net investment income to average net assets+                                 3.86%**
Portfolio turnover rate                                                                 28%**
Net assets, end of period (in thousands)                                           $    10
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                     0.57%**
   Net investment income                                                              3.86%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                                       0.57%**
   Net investment income                                                              3.86%**
===============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratio with no reduction for fees paid indirectly.

(a)  Class K shares were first publicly offered on December 20, 2012.

(b)  Not annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 81

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year        Year       Year
                                                                      Ended       Ended       Ended       Ended      Ended
                                                                      6/30/13     6/30/12     6/30/11     6/30/10    6/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                  $  9.82     $  9.74     $  9.52     $  8.71    $  9.18
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                              $  0.34     $  0.39     $  0.41     $  0.42    $  0.48
   Net realized and unrealized gain (loss) on investments               (0.06)       0.14        0.22        0.80      (0.31)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                               $  0.28     $  0.53     $  0.63     $  1.22    $  0.17
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                (0.34)      (0.40)      (0.41)      (0.41)     (0.53)
   Net realized gain                                                       --       (0.05)         --          --      (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.06)    $  0.08     $  0.22     $  0.81    $ (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.76     $  9.82     $  9.74     $  9.52    $  8.71
=============================================================================================================================
Total return*                                                            2.80%       5.58%       6.67%      14.18%      2.35%
Ratio of net expenses to average net assets+                             1.25%       1.25%       1.24%       1.25%      1.25%
Ratio of net investment income to average net assets+                    3.36%       3.94%       4.25%       4.50%      5.53%
Portfolio turnover rate                                                    28%         21%         36%         41%        34%
Net assets, end of period (in thousands)                              $31,169     $23,892     $20,508     $18,186    $15,404
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        1.35%       1.35%       1.24%       1.26%      1.30%
   Net investment income                                                 3.26%       3.84%       4.25%       4.49%      5.48%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                          1.25%       1.25%       1.24%       1.25%      1.25%
   Net investment income                                                 3.36%       3.94%       4.25%       4.50%      5.53%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/13

-----------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year        Year        Year        Year
                                                                   Ended        Ended       Ended       Ended       Ended
                                                                   6/30/13      6/30/12     6/30/11     6/30/10     6/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   9.65     $   9.57    $   9.36    $   8.55    $   9.02
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $   0.39     $   0.44    $   0.47    $   0.47    $   0.53
   Net realized and unrealized gain (loss) on investments             (0.07)        0.14        0.20        0.79       (0.31)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                            $   0.32     $   0.58    $   0.67    $   1.26    $   0.22
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              (0.39)       (0.45)      (0.46)      (0.45)      (0.58)
   Net realized gain                                                     --        (0.05)         --          --       (0.11)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.07)    $   0.08    $   0.21    $   0.81    $  (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.58     $   9.65    $   9.57    $   9.36    $   8.55
=============================================================================================================================
Total return*                                                          3.34%        6.27%       7.25%      15.06%       2.95%
Ratio of net expenses to average net assets+                           0.66%        0.65%       0.61%       0.61%       0.63%
Ratio of net investment income to average net assets+                  3.97%        4.55%       4.88%       5.13%       6.10%
Portfolio turnover rate                                                  28%          21%         36%         41%         34%
Net assets, end of period (in thousands)                           $916,182     $847,072    $717,433    $713,869    $589,661
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      0.66%        0.65%       0.61%       0.61%       0.64%
   Net investment income                                               3.97%        4.55%       4.88%       5.13%       6.09%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                        0.66%        0.65%       0.61%       0.61%       0.63%
   Net investment income                                               3.97%        4.55%       4.88%       5.13%       6.10%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 83

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year      Year     Year     Year     Year
                                                                                 Ended     Ended    Ended    Ended    Ended
                                                                                 6/30/13   6/30/12  6/30/11  6/30/10  6/30/09
------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                             $  9.76   $ 9.68   $ 9.46   $ 8.67   $  9.10
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                         $  0.40   $ 0.45   $ 0.47   $ 0.48   $  0.54
   Net realized and unrealized gain (loss) on investments                          (0.06)    0.14     0.21     0.77     (0.28)
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                          $  0.34   $ 0.59   $ 0.68   $ 1.25   $  0.26
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                           (0.40)   (0.46)   (0.46)   (0.46)    (0.58)
   Net realized gain                                                                  --    (0.05)      --       --     (0.11)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $ (0.06)  $ 0.08   $ 0.22   $ 0.79   $ (0.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $  9.70   $ 9.76   $ 9.68   $ 9.46   $  8.67
==============================================================================================================================
Total return*                                                                       3.41%    6.23%    7.30%   14.68%     3.42%
Ratio of net expenses to average net assets+                                        0.65%    0.65%    0.65%    0.63%     0.65%
Ratio of net investment income to average net assets+                               3.95%    4.50%    4.82%    5.00%     5.91%
Portfolio turnover rate                                                               28%      21%      36%      41%       34%
Net assets, end of period (in thousands)                                         $ 5,889   $2,196   $  787   $  720   $   382
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                   0.87%    0.83%    0.72%    0.63%     0.67%
   Net investment income                                                            3.73%    4.32%    4.75%    5.00%     5.89%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                                     0.65%    0.65%    0.65%    0.63%     0.65%
   Net investment income                                                            3.95%    4.50%    4.82%    5.00%     5.91%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/13

Notes to Financial Statements | 6/30/13

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 85

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment

86 Pioneer Bond Fund | Annual Report | 6/30/13

     Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At June 30, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.19% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions

                                  Pioneer Bond Fund | Annual Report | 6/30/13 87
     for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At June 30, 2013, the Fund reclassified $1,952,882 to increase undistributed net investment income and $1,952,882 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At June 30, 2013, the Fund had a net capital loss carryforward of $18,403,543 of which the following amounts will expire between 2014 and 2016 if not utilized: $3,460,905 in 2014, $7,351,686 in 2015 and $7,590,952
     in 2016.

     The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                     2013                   2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                          $61,258,189            $61,062,120
     Long-term capital gain                            --              6,835,526
     ---------------------------------------------------------------------------
          Total                               $61,258,189            $67,897,646
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2013:

     ---------------------------------------------------------------------------
                                                                          2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $  2,242,622
     Capital loss carryforward                                     (18,403,543)
     Dividends payable                                              (1,067,036)
     Net unrealized appreciation                                    53,406,721
     ---------------------------------------------------------------------------
          Total                                                   $ 36,178,764
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $108,230 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2013.

88 Pioneer Bond Fund | Annual Report | 6/30/13

D.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin"

                                  Pioneer Bond Fund | Annual Report | 6/30/13 89
     requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended June 30, 2013 was 865.

     At June 30, 2013, open futures contracts were as follows:

---------------------------------------------------------------------------------
                         Number of                                 Unrealized
                         Contracts     Settlement                  Appreciation/
Type                     Long/(Short)  Month       Value           (Depreciation)
---------------------------------------------------------------------------------
U.S. 5 Year Note (CBT)   (374)         9/13        $(45,271,533)   $     566,092
U.S. Long Bond (CBT)     39            9/13            5,297,906        (159,656)
U.S. 10 Year Note (CBT)  78            9/13            9,871,875         (31,688)
U.S. 2 Year Note (CBT)   (218)         9/13          (47,960,000)         37,470
U.S. Ultra Bond (CBT)    10            9/13            1,473,125         (56,094)
---------------------------------------------------------------------------------
                                                   $(76,588,627)   $     356,124
---------------------------------------------------------------------------------

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would

90 Pioneer Bond Fund | Annual Report | 6/30/13 receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     During the year ended June 30, 2013, the Fund entered into one credit default swap contract, with a notional amount of $14,000,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the year ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.48% of the Fund's average daily net assets.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 91

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class R and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $110,278 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  698,173
Class B                                                                   12,081
Class C                                                                  103,895
Class R                                                                   68,287
Class Y                                                                  809,696
Class Z                                                                    7,240
--------------------------------------------------------------------------------
    Total                                                             $1,699,372
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $249,840 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services

92 Pioneer Bond Fund | Annual Report | 6/30/13 with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,736 in distribution fees payable to PFD at June 30, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2013, CDSCs in the amount of $23,371 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of fiscal year end is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is

                                  Pioneer Bond Fund | Annual Report | 6/30/13 93
payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2013, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2013 were as follows:

--------------------------------------------------------------------------------------
  Derivatives Not
  Accounted for as
  Hedging Instruments      Asset Derivatives 2013        Liabilities Derivatives 2013
  Under Accounting         -----------------------------------------------------------
  Standards Codification   Balance Sheet                 Balance Sheet
  (ASC) 815                Location            Value     Location          Value
--------------------------------------------------------------------------------------
  Interest Rate Futures*   Net unrealized                Net unrealized
                           appreciation on               depreciation on
                           futures contracts   $356,124  futures contracts $   --

  Credit Default Swaps     Net unrealized                Net unrealized
                           appreciation on               depreciation on
                           credit default                credit default
                           swaps               $195,506  swaps             $   --
--------------------------------------------------------------------------------------
  Total                                        $551,630                    $   --
======================================================================================

* Reflects the unrealized appreciation on futures contracts (see Note 1F). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

94 Pioneer Bond Fund | Annual Report | 6/30/13

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2013 was as follows:

---------------------------------------------------------------------------------------------
                                                                           Change in
 Derivatives Not                                             Realized      Unrealized
 Accounted for as                                            Gain or       Appreciation
 Hedging Instruments                                         Loss on       or (Depreciation)
 Under Accounting        Location of Gain or (Loss)          Derivatives   on Derivatives
 Standards Codification  on Derivatives Recognized           Recognized    Recognized
 (ASC) 815               in Income                           in Income     in Income
---------------------------------------------------------------------------------------------
 Interest Rate Futures   Net realized gain on futures        $1,686,471
                         contracts
 Interest Rate Futures   Change in unrealized appreciation                 $ 24,434
                         on futures contracts
 Credit Default Swaps    Net realized gain on credit         $  141,945
                         default swaps
 Credit Default Swaps    Change in unrealized appreciation                 $272,128
                         on credit default swaps

                                  Pioneer Bond Fund | Annual Report | 6/30/13 95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accord-ingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Boston, Massachusetts
August 22, 2013

96 Pioneer Bond Fund | Annual Report | 6/30/13

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.92%.

                                  Pioneer Bond Fund | Annual Report | 6/30/13 97

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers
The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

98 Pioneer Bond Fund | Annual Report | 6/30/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service            Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.          Chairman and Chief Executive Officer,   Director, Broadridge Financial
Chairman of the Board         Serves until a successor     Quadriserv, Inc. (technology products   Solutions, Inc. (investor
and Trustee                   trustee is elected or        for securities lending industry)        communications and securities
                              earlier retirement or        (2008 - present); private investor      processing provider for
                              removal.                     (2004 - 2008); and Senior Executive     financial services industry)
                                                           Vice President, The Bank of New York    (2009 - present); Director,
                                                           (financial and securities services)     Quadriserv, Inc. (2005 -
                                                           (1986 - 2004)                           present); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2005.          Managing Partner, Federal City          Director of Enterprise Community
Trustee                       Serves until a successor     Capital Advisors (corporate advisory    Investment, Inc. (privately held
                              trustee is elected or        services company) (1997 - 2004 and      affordable housing finance
                              earlier retirement or        2008 - present); Interim Chief          company) (1985 - 2010); Director
                              removal.                     Executive Officer, Oxford Analytica,    of Oxford Analytica, Inc.
                                                           Inc. (privately held research and       (2008 -  present); Director of
                                                           consulting company) (2010); Executive   The Swiss Helvetia Fund, Inc.
                                                           Vice President and Chief Financial      (closed-end fund) (2010 -
                                                           Officer, I-trax, Inc. (publicly         present); and Director of New
                                                           traded health care services company)    York Mortgage Trust (publicly
                                                           (2004 - 2007); and Executive Vice       traded mortgage REIT) (2004 -
                                                           President and Chief Financial           2009, 2012 - present)
                                                           Officer, Pedestal Inc.
                                                           (internet-based mortgage trading
                                                           company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/13 99

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position held with the Fund   Length of Service            Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.          William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                       Serves until a successor     Political Economy, Harvard              Funds Investment Trust and
                              trustee is elected or        University (1972 - present)             Mellon Institutional Funds
                              earlier                                                              Master Portfolio (oversaw 17
                              retirement or removal.                                               portfolios in fund complex)
                                                                                                   (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)     Trustee since 1996.          Founding Director, Vice President       None
Trustee                       Serves until a successor     and Corporate Secretary, The
                              trustee is elected or        Winthrop Group, Inc. (consulting
                              earlier                      firm) (1982-present); Desautels
                              retirement or removal.       Faculty of Management, McGill
                                                           University (1999 - present); and
                                                           Manager of Research Operations and
                                                           Organizational Learning, Xerox PARC,
                                                           Xerox's advance research center
                                                           (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)      Trustee since 1996.          President and Chief Executive           Director of New America High
Trustee                       Serves until a successor     Officer, Newbury, Piret & Company,      Income Fund, Inc. (closed-end
                              trustee is elected or        Inc. (investment banking firm) (1981    investment company) (2004 -
                              earlier                      - present)                              present); and member, Board of
                              retirement or removal.                                               Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2012.          Senior Counsel, Sullivan & Cromwell     Director, The Swiss Helvetia
Trustee                       Serves until a successor     LLP (law firm) (1998 - present); and    Fund, Inc. (closed-end
                              trustee is elected or        Partner, Sullivan & Cromwell LLP        investment company); and
                              earlier                      (prior to 1998)                         Director, Invesco, Ltd.
                              retirement or removal.                                               (formerly AMVESCAP, PLC)
                                                                                                   (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

100 Pioneer Bond Fund | Annual Report | 6/30/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position held with the Fund   Length of Service            Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*      Trustee since 1996.          Non-Executive Chairman and a director   None
Trustee, President and        Serves until a successor     of Pioneer Investment Management USA
Chief Executive Officer       trustee is elected or        Inc. ("PIM-USA"); Chairman and a
of the Fund                   earlier                      director of Pioneer; Chairman and
                              retirement or removal.       Director of Pioneer Institutional
                                                           Asset Management, Inc. (since 2006);
                                                           Director of Pioneer Alternative
                                                           Investment Management Limited
                                                           (Dublin) (until October 2011);
                                                           President and a director of Pioneer
                                                           Alternative Investment Management
                                                           (Bermuda) Limited and affiliated
                                                           funds; Deputy Chairman and a director
                                                           of Pioneer Global Asset Management
                                                           S.p.A. ("PGAM") (until April 2010);
                                                           Director of PIOGLOBAL Real Estate
                                                           Investment Fund (Russia) (until June
                                                           2006); Director of Nano-C, Inc.
                                                           (since 2003); Director of Cole
                                                           Management Inc. (2004 - 2011);
                                                           Director of Fiduciary Counseling,
                                                           Inc. (until December 2011); President
                                                           and Director of Pioneer Funds
                                                           Distributor, Inc. ("PFD") (until May
                                                           2006); President of all of the
                                                           Pioneer Funds; and Retired Partner,
                                                           Wilmer Cutler Pickering Hale and Dorr
                                                           LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.          Director, CEO and President of          None
Trustee and Executive         Serves until a successor     PIM-USA (since February 2007);
Vice President                trustee is elected or        Director and President of Pioneer and
                              earlier                      Pioneer Institutional Asset
                              retirement or removal.       Management, Inc. (since February
                                                           2007); Executive Vice President of
                                                           all of the Pioneer Funds (since March
                                                           2007); Director of PGAM (2007 -
                                                           2010); Head of New Europe Division,
                                                           PGAM (2000 - 2005); and Head of New
                                                           Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                                 Pioneer Bond Fund | Annual Report | 6/30/13 101

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position held with the Fund   Length of Service            Principal Occupation                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2003. Serves at        Vice President and Associate General    None
Secretary                     the discretion of the        Counsel of Pioneer since January
                              Board.                       2008 and Secretary of all of the
                                                           Pioneer Funds since June 2010;
                                                           Assistant Secretary of all of the
                                                           Pioneer Funds from September 2003 to
                                                           May 2010; and Vice President and
                                                           Senior Counsel of Pioneer from July
                                                           2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2010. Serves at        Fund Governance Director of Pioneer     None
Assistant Secretary           the discretion of the        since December 2006 and Assistant
                              Board.                       Secretary of all the Pioneer Funds
                                                           since June 2010; Manager - Fund
                                                           Governance of Pioneer from December
                                                           2003 to November 2006; and Senior
                                                           Paralegal of Pioneer from January
                                                           2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at        Counsel of Pioneer since June 2007      None
Assistant Secretary           the discretion of the        and Assistant Secretary of all the
                              Board.                       Pioneer Funds since June 2010; and
                                                           Vice President and Counsel at State
                                                           Street Bank from October 2004 to
                                                           June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at        Vice President - Fund Treasury of       None
Treasurer and Chief           the discretion of the        Pioneer; Treasurer of all of the
Financial and Accounting      Board.                       Pioneer Funds since March 2008;
Officer of the Fund                                        Deputy Treasurer of Pioneer from
                                                           March 2004 to February 2008; and
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds from March 2004 to
                                                           February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)         Since 2000. Serves at        Assistant Vice President - Fund         None
Assistant Treasurer           the discretion of the        Treasury of Pioneer; and Assistant
                              Board.                       Treasurer of all of the Pioneer
                                                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2002. Serves at        Fund Accounting Manager - Fund          None
Assistant Treasurer           the discretion of the        Treasury of Pioneer; and Assistant
                              Board.                       Treasurer of all of the Pioneer
                                                           Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at        Fund Administration Manager - Fund      None
Assistant Treasurer           the discretion of the        Treasury of Pioneer since November
                              Board.                       2008; Assistant Treasurer of all of
                                                           the Pioneer Funds since January
                                                           2009; and Client Service Manager -
                                                           Institutional Investor Services at
                                                           State Street Bank from March 2003 to
                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------

102 Pioneer Bond Fund | Annual Report | 6/30/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position held with the Fund   Length of Service            Principal Occupation                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)          Since 2010. Serves at        Chief Compliance Officer of Pioneer     None
Chief Compliance Officer      the discretion of the        and of all the Pioneer Funds since
                              Board.                       March 2010; Director of Adviser and
                                                           Portfolio Compliance at Pioneer
                                                           since October 2005; and Senior
                                                           Compliance Officer for Columbia
                                                           Management Advisers, Inc. from
                                                           October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)         Since 2006. Serves at the    Director--Transfer Agency Compliance     None
Anti-Money                    discretion of the Board.     of Pioneer and Anti-Money Laundering
Laundering Officer                                         Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------


                                 Pioneer Bond Fund | Annual Report | 6/30/13 103

                           This page for your notes.

104 Pioneer Bond Fund | Annual Report | 6/30/13

                           This page for your notes.

                                 Pioneer Bond Fund | Annual Report | 6/30/13 105

                           This page for your notes.

106 Pioneer Bond Fund | Annual Report | 6/30/13

                           This page for your notes.

                                 Pioneer Bond Fund | Annual Report | 6/30/13 107

                           This page for your notes.

108 Pioneer Bond Fund | Annual Report | 6/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19398-07-0813

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $42,076 in 2013 and $42,100 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Fund's audit
related services totaled approximately
$9,652 and $9,652 in 2013 and 2012,
respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other fees for 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.
For the years ended June 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,942 in 2013 and $17,942 in 2012.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2013

* Print the name and title of each signing officer under his or her signature.